As filed with the Securities and Exchange Commission on May 26, 2023
Securities Act File No. 333-271376

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549.

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 2 ☒

Post-Effective Amendment No. ☐

________________________________

Cantor Select Portfolios Trust

(Exact Name of Registrant as Specified in Charter)

110 E. 59th Street, New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)

212.915.1722
(Registrant’s Telephone Number, including Area Code)

Corporation Services Company

251 Little Falls Drive

Wilmington, Delaware 19808

New Castle County
(Name and Address of Agent for Service)

________________________________

Terrence O. Davis Greenberg Traurig, LLP 3333 Piedmont Road, NE Suite 2500 Atlanta, GA 30305	Tanya L. Boyle Greenberg Traurig, LLP 3333 Piedmont Road, NE Suite 2500 Atlanta, GA 30305

________________________________

Title of securities being registered: Shares of a class of the Registrant

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATIONS OF

Cantor FBP Equity & Dividend Plus Fund

Cantor FBP Appreciation & Income Opportunities Fund
(each a series of Williamsburg Investment Trust)

INTO

Cantor FBP Equity & Dividend Plus Fund
(a series of Cantor Select Portfolios Trust)

May 26, 2023

PROXY MATERIALS

Cantor FBP Equity & Dividend Plus Fund

Cantor FBP Appreciation & Income Opportunities Fund
each a series of Williamsburg Investment Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

May 26, 2023

Dear Shareholder,

A special meeting of shareholders of Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund (each an “Existing Fund” and collectively, the “Existing Funds”), each a series of Williamsburg Investment Trust (“WIT”), is to be held at 10:00 am Eastern time on July 7, 2023 at the offices of Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Special Meeting”). We are sending this information to you because you are a shareholder of record of the one or both of the Existing Funds as of May 8, 2022.

The Special Meeting has been called to consider an important proposal affecting the Existing Funds. The Board of Trustees of WIT has approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) where each Existing Fund would be reorganized into a newly formed fund, the Cantor FBP Equity & Dividend Plus Fund (the “New Fund”), a series of Cantor Select Portfolios Trust (the “New Trust”). Shareholders of each Existing Fund will receive Institutional Class Shares of the New Fund in a transaction that is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended. At the Special Meeting, you will be asked to vote on the Reorganization Agreement as it relates to the Existing Fund(s) you hold.

If the Reorganization Agreement is approved by shareholders of an Existing Fund, such Existing Fund will be reorganized into the New Fund pursuant to the terms of the Reorganization Agreement and as described in the table below. The New Fund and Cantor FBP Equity & Dividend Plus Fund have identical investment objectives, substantially similar fundamental investment policies and principal investment strategies, and identical risks. The New Fund and Cantor FBP Appreciation & Income Opportunities Fund have certain differences, as detailed in the table on page 5 of the Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the Reorganizations. Further, it is expected that the New Fund will be managed by the same portfolio manager that currently manages the Existing Funds. The fiscal year end for the Existing Funds is March 31. The fiscal year end for the New Fund will be September 30.

Existing Funds					New Fund
Fund Name	Trust	Investment Adviser	Portfolio Manager		Fund Name	Trust	Investment Adviser	Portfolio Manager
Cantor FBP Equity & Dividend Plus Fund	Williamsburg Investment Trust	Cantor Fitzgerald Investment Advisors, L.P	John Bruce	→	Cantor FBP Equity & Dividend Plus Fund	Cantor Select Portfolios Trust	Cantor Fitzgerald Investment Advisors, L.P	John Bruce
Cantor FBP Appreciation & Income Opportunities Fund	Williamsburg Investment Trust	Cantor Fitzgerald Investment Advisors, L.P	John Bruce	→	Cantor FBP Equity & Dividend Plus Fund	Cantor Select Portfolios Trust	Cantor Fitzgerald Investment Advisors, L.P	John Bruce

If the Reorganization Agreement is approved by the respective shareholders of each Existing Fund, the proposed transaction would be effected by (i) the transfer of all of the assets of each Existing Fund to the New Fund in exchange for the issuance by the New Fund of Institutional Class shares of the New Fund (as described in the table below), and the New Fund’s assumption of all of the liabilities of each Existing Fund, followed by (ii) the distribution of such Institutional Class of the New Fund to the shareholders of each Existing Fund in liquidation of each Existing Fund (each such transaction a “Reorganization” and collectively, the “Reorganizations”).

Existing Fund		New Fund
Cantor FBP Equity & Dividend Plus Fund – Shares	→	Cantor FBP Equity & Dividend Plus Fund – Institutional Class Shares

Cantor FBP Appreciation & Income Opportunities Fund – Shares	→	Cantor FBP Equity & Dividend Plus Fund – Institutional Class Shares

The Board of Trustees of WIT has unanimously approved and recommends that you vote “FOR” the Agreement with respect to each Existing Fund.

If Existing Fund shareholders approve the Reorganization for their respective Existing Fund, the Reorganization for that Existing Fund will take effect on or about the close of business on July 14, 2023. At that time, the shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for Institutional Class shares of the New Fund with the same aggregate value.

The Proxy Statement regarding the Special Meeting, a proxy card for your vote at the Special Meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed. More information on the New Fund, reasons for the proposed Reorganization and benefits to the shareholders of each Existing Fund is contained in the enclosed Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Thank you for your participation in this important initiative.

By Order of the Board of Trustees of Williamsburg Investment Trust /s/ John T. Bruce John T. Bruce Trustee and President of the Cantor Flippin, Bruce & Porter Funds

May 26, 2023

Cantor FBP Equity & Dividend Plus Fund

Cantor FBP Appreciation & Income Opportunities Fund
each a series of Williamsburg Investment Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

NOTICE OF SPECIAL COMBINED MEETING OF SHAREHOLDERS
TO BE HELD July 7, 2023

To the Shareholders of Cantor FBP & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund:

NOTICE IS HEREBY GIVEN that a Special Combined Meeting of Shareholders (the “Special Meeting”) of Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund (each an “Existing Fund”, and collectively, the “Existing Funds”), each a series of Williamsburg Investment Trust (“WIT”), is to be held at 10:00 am Eastern time on July 7, 2023 at the offices of Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 to vote on the following proposals (the “Proposals”), and any other matters that may properly come before the Special Meeting or any adjournment or postponement thereof:

1.   To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between WIT, on behalf of each of the Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund (the “Existing Funds”), and Cantor Select Portfolios Trust (the “New Trust”), on behalf of the Cantor FBP Equity & Dividend Plus Fund (the “New Fund”), providing for the acquisition of all the assets and liabilities of each Existing Fund by the New Fund in exchange for Institutional Class shares of the New Fund; (ii) the distribution of Institutional Class shares of the New Fund to shareholders of each Existing Fund; and (iii) the liquidation and termination of each Existing Fund.

2.       Any other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.

The Reorganization Agreement provides for the reorganization of each Existing Fund into the newly formed New Fund (each a “Reorganization” and collectively, the “Reorganizations”). Following the Reorganizations, the New Fund will continue to be managed by Cantor Fitzgerald Investment Advisors, L.P. If shareholders of the Existing Funds approve the Reorganization Agreement, and certain other closing conditions are satisfied or waived, the shareholders of each Existing Fund will become shareholders of the New Fund.

If a Reorganization is not approved by the shareholders of an Existing Fund or does not close for any other reason, the shareholders of such Existing Fund will remain shareholders of such Existing Fund, and such Existing Fund will continue to operate. The Board of Trustees of WIT then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for such Existing Fund. If sufficient votes in favor of the Reorganizations are not received by the time scheduled for the Special Meeting, the persons named as proxies or any chairperson of such meeting, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Shareholders of record as of the close of business on May 8, 2023 are entitled to notice of, and to vote at, the Special Meeting and any adjournment of the Special Meeting (the “Record Date”).

Regardless of whether you plan to attend the Special Meeting, please promptly complete, sign and return the enclosed proxy card to help achieve a quorum and so that a maximum number of shares may be voted. Attendance at the Special Meeting will be limited to shareholders of each Existing Fund as of the close of business on May 8, 2023. You are entitled to receive notice of, and to vote at, the Special Meeting and any adjournment of the Special Meeting, even if you no longer hold shares of the Existing Funds. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Special Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by visiting the Internet website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, Okapi Partners LLC (“Okapi Partners”), may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Special Meeting. If you have any questions about the proposals or how to vote, you may call Okapi Partners toll-free at (877) 279-2311 and a representative will assist you.

By Order of the Board of Trustees of Williamsburg Investment Trust /s/ John T. Bruce John T. Bruce Trustee and President of the President of the Cantor Flippin, Bruce & Porter Funds

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.OkapiVote.com/CantorFBP.

We urge you to review carefully the Reorganization proposal in the Proxy Statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxy cards promptly, additional costs of having to conduct additional solicitation or mailings may be avoided. If you have any questions or would like to quickly vote your shares, call Okapi Partners, our proxy solicitor, toll-free at (877) 279-2311.

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATIONS

While we encourage you to read the full text of the enclosed Combined Proxy Statement and Prospectus (“Proxy Statement”), below is a brief overview of the proposal, which will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Combined Meeting of the Shareholders on July 7, 2023?
A.	The Board of Trustees of Williamsburg Investment Trust (“WIT”) has called the Special Meeting at which you will be asked to vote on the reorganizations of Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund (each an “Existing Fund”, and collectively, the “Existing Funds”) into the Cantor FBP Equity & Dividend Plus Fund (the “New Fund”), as set forth in the table below.
Existing Funds					New Fund
Fund Name	Trust	Investment Adviser	Portfolio Manager		Fund Name	Trust	Investment Adviser	Portfolio Manager
Cantor FBP Equity & Dividend Plus Fund	Williamsburg Investment Trust	Cantor Fitzgerald Investment Advisors, L.P	John Bruce	→	Cantor FBP Equity & Dividend Plus Fund	Cantor Select Portfolios Trust	Cantor Fitzgerald Investment Advisors, L.P	John Bruce
Cantor FBP Appreciation & Income Opportunities Fund	Williamsburg Investment Trust	Cantor Fitzgerald Investment Advisors, L.P	John Bruce	→	Cantor FBP Equity & Dividend Plus Fund	Cantor Select Portfolios Trust	Cantor Fitzgerald Investment Advisors, L.P	John Bruce

Shareholder approval is needed for each Existing Fund to proceed with its respective proposed Reorganization. Each proposed Reorganization is a separate and distinct proposal and is not contingent upon the approval of the other proposed Reorganization. If a Reorganization is not approved by the shareholders of the respective Existing Fund or does not close for any other reason, such shareholders will remain shareholders of the respective Existing Fund, and the respective Existing Fund will continue to operate. The Board of Trustees of WIT then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for a Existing Fund that does not approve the Reorganization.

Q.	How do the investment objective and principal strategies of each Existing Fund and the New Fund compare?
A.	The New Fund and Cantor FBP Equity & Dividend Plus Fund have the same investment objective, and substantially similar fundamental investment policies, principal investment strategies, and risks. The New Fund and Cantor FBP Appreciation & Income Opportunities Fund have certain differences as detailed in the table on page 5 on the Combined Proxy Statement.
Q.	Has the Board approved the Reorganizations?
A.	The Board of Trustees of WIT unanimously approved each Reorganization. The Board of Trustees of WIT has determined that each respective Reorganization is in the best interests of the shareholders of each respective Existing Fund and recommends that you vote in favor of the Reorganization for your Existing Fund.

Q.	Why is the Reorganization being proposed?
A.	Both the Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Fund, due to their respective asset sizes, were not available on broad-reaching distribution platforms. It is anticipated that by combining the two Existing Funds into the New Fund, the increased asset size of the New Fund may allow the New Fund to participate in broader distribution arrangements. Cantor Fitzgerald Investment Advisors, L.P. (“Cantor” or the “Adviser”), the investment adviser to the Existing Funds and the New Fund, believes that the New Fund may attract additional shareholders through new distribution arrangements, which may grow the size of the New Fund and reduce the overall expenses of the New Fund, benefit shareholders. Additionally, shareholders of the New Fund will also have exchange privileges to another mutual fund in the Cantor Trust.
Q.	What will happen to my existing shares?
A.	Your shares of each respective Existing Fund will be exchanged for Institutional Class shares of the New Fund. You will not pay any sales charges in connection with the Reorganizations. Although the price of the new shares of the New Fund may be different from the price of your current shares of the Existing Funds, the new shares you receive will have the same total value as your current shares immediately prior to the Reorganizations so that the value of your investment will remain exactly the same.
Q.	Will I incur any transaction costs as a result of the Reorganizations?
A.	No. Shareholders will not incur any transaction costs, e.g., sales charges or redemption fees, as a result of each Reorganization.
Q.	What is the timetable for the Reorganizations?
A.	If approved by shareholders of record at the Special Meeting, each Reorganization is expected to occur on or about the close of business on July 14, 2023. If the Special Meeting is temporarily adjourned and set to reconvene later in July, it is anticipated that each Reorganization will occur by the end of July 2023.
Q.	Who will pay for the Reorganizations?
A.	The expenses of the proxy solicitation and shareholder meeting, including legal expenses, printing, packaging and postage, will be paid by the Adviser. Neither the Existing Funds nor the New Fund will bear these costs, whether or not each respective Reorganization is consummated.
Q.	Will the Reorganizations create a taxable event for me?
A.	Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Each Existing Fund and its shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a direct result of the respective Reorganization. Shareholders of the Existing Funds should consult their own tax advisers concerning the potential tax consequences of the respective Reorganization to them, including foreign, state and local tax consequences.
Q.	Will the Reorganizations result in higher fees for shareholders?
A.	Based on the assets of the Cantor FBP Equity & Dividend Plus Fund as of May 8, 2023, the Reorganization will not result in higher fees for shareholders of the Cantor FBP Equity & Dividend Plus Fund. Based on the assets of the Cantor FBP Appreciation & Income Opportunities Fund as of May 8, 2023, the Reorganization will result in a one basis point increase in gross total fees for shareholders of the Cantor FBP Appreciation & Income Opportunities Fund before any waivers or reimbursements provided by the Adviser are applied. The management fee rates of the New Fund will be higher than the existing management fee rates for the Existing Funds between $500 million and $2.5 billion in net assets.

Management Fees

Each Existing Fund pays a management fee, which is computed daily and paid monthly, at the annual rates provided in the table below based on the average daily net assets of the applicable funds. For its services to the New Fund, the Adviser is entitled to a management fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund, as set forth below:

Existing Fund	Management Fee	New Fund	Management Fee
Cantor FBP Equity & Dividend Plus Fund	0.70% on first $250 million; 0.65% on next $250 million; 0.50% on assets over $500 million	Cantor FBP Equity & Dividend Plus Fund	0.65% on first $500 million; 0.60% on next $500 million; 0.55% on next $1.5 billion; 0.50% on assets in excess of $2.5 billion
Cantor FBP Appreciation & Income Opportunities Fund	0.70% on first $250 million; 0.65% on next $250 million; 0.50% on assets over $500 million

Expense Limitation Agreements

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the New Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the New Fund’s average daily net assets as set forth in the table below, which also includes each Existing Funds’ expense caps.

Existing Fund	Class	Total Annual Operating Expenses Before Waivers	Expense Cap	Total Annual Operating Expenses After Waivers	New Fund	Class	Total Annual Operating Expenses Before Waivers	Expense Cap	Total Annual Operating Expenses After Waivers
Cantor FBP Equity & Dividend Plus Fund	Shares	1.28%	1.12%	1.12%	Cantor FBP Equity & Dividend Plus Fund	Institutional Class	1.18%	0.99%	0.99%
Cantor FBP Appreciation & Income Opportunities Fund	Shares	1.23%	1.05%	1.07%

The fees and expenses of the Existing Funds and the New Fund are described further in the “Comparison Fee Tables and Examples” section of this Proxy Statement/Prospectus. If the expense limitation agreement for the New Fund is not renewed after July 14, 2025 the New Fund’s total operating expenses may increase.

Q.	What happens if the Reorganizations are not approved?
A.	Each proposed Reorganization is a separate and distinct proposal and is not contingent upon the approval of the other proposed Reorganization. If a Reorganization is not approved by the shareholders of an Existing Fund or does not close for any other reason, such shareholders will remain shareholders of the respective Existing Fund, and such Existing Fund will continue to operate. The Board of Trustees of WIT then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for an Existing Fund that did not approve the proposed Reorganization.
Q.	How will shareholder voting be handled?
A.	Shareholders who own shares of the Existing Funds at the close of business on May 8, 2023 will be entitled to vote at the Special Meeting and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold. Approval of each Reorganization requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the respective Existing Fund; or (ii) 67% or more of the outstanding shares of the respective Existing Fund present at or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy. Okapi Partners has been retained by each Existing Fund to solicit, collect and tabulate shareholder votes.

Please vote by proxy as soon as you receive this Proxy Statement. You may cast your vote by completing, signing and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or via the Internet by following the on-line instructions if your account is eligible. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Special Meeting. You may also attend the Special Meeting and cast your vote in person at the Special Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Special Meeting.

Q.	Who should I call with questions about this proxy?
A.	If you have any questions about the Reorganizations, Reorganization Agreement, Proxy Statement or the proxy card, please do not hesitate to call Okapi Partners toll-free at (877) 279-2311.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.
YOUR VOTE IS VERY IMPORTANT!

COMBINED PROXY STATEMENT/PROSPECTUS

May 26, 2023

FOR THE REORGANIZATION OF
Cantor FBP Equity & Dividend Plus Fund and

Cantor FBP Appreciation & Income Opportunities Fund
each a series of Williamsburg Investment Trust

Shares

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

1-866-738-1127
____________________

IN EXCHANGE FOR SHARES OF

Cantor FBP Equity & Dividend Plus Fund
a series of Cantor Select Portfolios Trust

Institutional Class

110 E. 59th Street
New York, NY 10022

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being furnished to shareholders of each of the Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund (each an “Existing Fund” and collectively, the “Existing Funds”), each a series of Williamsburg Investment Trust (“WIT”), in connection with a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between WIT, on behalf of each Existing Fund, and Cantor Select Portfolios Trust (the “New Trust”), on behalf of the Cantor FBP Equity & Dividend Plus Fund (the “New Fund”), a series of the New Trust, at a Special Meeting of Shareholders (the “Special Meeting”) of the Existing Funds to be held on July 7, 2023, at 10:00 am Eastern time. At the Special Meeting, shareholders of each Existing Fund will be asked to consider the following proposals:

Proposals

1.    To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between WIT, on behalf of each of the Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund (the “Existing Funds”), and Cantor Select Portfolios Trust (the “New Trust”), on behalf of the Cantor FBP Equity & Dividend Plus Fund (the “New Fund”), providing for the acquisition of all the assets and liabilities of each Existing Fund by the New Fund in exchange for Institutional Class shares of the New Fund; (ii) the distribution of Institutional Class shares of the New Fund to shareholders of each Existing Fund; and (iii) the liquidation and termination of each Existing Fund.

2.       Any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

The Reorganization Agreement provides that each Existing Fund will transfer all of its assets and liabilities to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will simultaneously issue Institutional Class shares of the New Fund to each Existing Fund in an amount equal in value to the aggregate net asset value of each Existing Fund’s shares as of the close of business on the business day preceding the foregoing transfers (each a “Reorganization” and collectively, the “Reorganizations”). These transfers are expected to occur on or about the close of business on July 14, 2023 (the “Closing Date”). The fiscal year end for the Existing Funds is March 31. The fiscal year end for the New Fund will be September 30.

Immediately after the transfer of each Existing Fund’s assets and liabilities, each Existing Fund will make a liquidating distribution to its shareholders of the New Fund Institutional Class shares received, so that a holder of shares in each Existing Fund on the Closing Date of the Reorganization will receive a number of Institutional Class shares of the New Fund with the same aggregate value as the shareholder had in the shares of each Existing Fund immediately before the Reorganization. On the Closing Date of the Reorganization, shareholders of each Existing Fund will become shareholders of the New Fund. Each proposed Reorganization is a separate and distinct proposal and is not contingent upon the approval of the other proposed Reorganization. If a Reorganization is not approved by the shareholders of an Existing Fund or does not close for any other reason, the shareholders of such Existing Fund will remain shareholders of such Existing Fund, and such Existing Fund will continue to operate. The Board of Trustees of WIT (the “WIT Board”) then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for such Existing Fund that did not approve the Reorganization. A copy of the Reorganization Agreement is attached as Exhibit A.

The Existing Funds and the New Fund are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended. The Existing Funds are series of WIT, which is a Massachusetts statutory trust. Cantor Fitzgerald Investment Advisors, L.P. (“Cantor” or the “Adviser”) serves as the investment adviser for the Existing Funds and the New Fund. Ultimus Fund Solutions, LLC serves as the administrator, transfer agent, and fund accountant for the Existing Funds and the New Fund. Ultimus Fund Distributors, LLC serves as the distributor of the Existing Funds and the New Fund.

The Cantor FBP Equity & Dividend Plus Fund and the New Fund have the same investment objective, which is to seek to provide above-average and growing income while also achieving long-term growth of capital. Cantor FBP Appreciation & Income Opportunities Fund’s investment objectives are long-term capital appreciation and current income, assuming a moderate level of investment risk.

This Proxy Statement contains information you should know before voting on the proposed Reorganizations. Please read this Proxy Statement and keep it for future reference. If you need additional copies of this Proxy Statement, please contact the Existing Funds at 1-866-738-1127. Additional copies of this Proxy Statement will be delivered to you promptly upon request. For a free copy of each Existing Fund’s annual report for the fiscal year ended March 31, 2022, and semi-annual report for fiscal period ended September 30, 2022, please contact the Existing Funds at 1-866-738-1127 or visit the Existing Funds’ website www.fbpfunds.com or write to The Cantor-FBP Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 by regular mail or 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 by overnight courier service.

This Proxy Statement sets forth concisely the information that a shareholder of each Existing Fund should know before voting on the respective Reorganization and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”), are incorporated in whole or in part by reference. (That means that those documents are considered legally to be part of this Proxy Statement.) For a detailed discussion of the investment objectives, policies, risks and restrictions of each Existing Fund, see the Prospectus for each Existing Fund dated August 1, 2022 (File No. 811-05685), which has been filed with the SEC and is incorporated by reference into this Proxy Statement. For a detailed discussion of the investment objectives, policies, risks and restrictions of the New Fund, see the Prospectus for the New Fund dated April 17, 2023 (File No. 333-262101), which has been filed with the SEC and is incorporated by reference into this Proxy Statement. A Statement of Additional Information for each Existing Fund dated August 1, 2022 (File No. 811-05685), has been filed with the SEC, and is incorporated by reference into this Proxy Statement. A Statement of Additional Information for the New Fund dated April 17, 2023 (File No. 333-262101), has been filed with the SEC, and is incorporated by reference into this Proxy Statement.

Each Existing Fund’s Prospectus dated August 1, 2022, Annual Report to Shareholders for the fiscal year ended March 31, 2022, containing audited financial statements, have been previously delivered to shareholders. Copies of these documents as well as each Existing Fund’s Statement of Additional Information , and Semi-Annual Report for the period ended September 30, 2022, containing unaudited financial statements, are available upon request and without charge by calling 1-866-738-1127 or visit the Existing Funds’ website www.fbpfunds.com or write to The Cantor-FBP Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 by regular mail or 225

Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 by overnight courier service. A copy of the New Fund’s Prospectus is included herewith, and the New Fund’s Statement of Additional Information is available upon request and without charge by calling the toll-free at 800 523-1918 or at www.sec.gov.

This Proxy Statement will be mailed on or about May 26, 2023, to shareholders of record of the Existing Fund as of May 8, 2023 (the “Record Date”).

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund.

Table of Contents

SYNOPSIS	1
The Reorganizations	1
A General Description of The Funds	2
Investment Objectives and Investment Strategies	2
The Fund’s Performance	10
Investment Limitations	11
Purchase, Exchange and Redemption Procedures	12
Purchase Procedures.	15
Redemption Procedures.	16
PRINCIPAL RISKS OF INVESTING IN THE FUNDS	19
FEES AND EXPENSES	23
FUND MANAGEMENT	29
INFORMATION RELATING TO THE REORGANIZATIONS	31
Description of the Reorganization	31
Costs of Reorganization	32
Federal Income Taxes	32
Capitalization	34
REASONS FOR THE REORGANIZATIONS	34
SHAREHOLDER RIGHTS	36
General Shareholder Rights	36
Taxes	36
INFORMATION ABOUT THE EXISTING FUNDs AND NEW FUND	37
VOTING MATTERS	38
General Information	38
Voting Rights and Required Vote	38
NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES.	40
Record Date and Outstanding Shares	40
Security Ownership of Certain Beneficial Owners and Management	40

OTHER BUSINESS	41
SHAREHOLDER INQUIRIES	41
EXHIBIT A	A-1
EXHIBIT B	B-1
EXHIBIT C	C-1

SYNOPSIS

This Synopsis is designed to allow you to compare the current fees, investment objective, policies and restrictions, and distribution, purchase, exchange and redemption procedures of each Existing Fund with those of the New Fund. This Synopsis is a summary of certain information contained elsewhere in this Proxy Statement or incorporated by reference into this Proxy Statement. Shareholders should read this entire Proxy Statement carefully. For more complete information, please read the Prospectuses for each Existing Fund and the New Fund (each a “Fund” and together the “Funds”). The prospectus for the New Fund accompanies this Proxy Statement.

The Reorganizations

Background. Shareholders of each Existing Fund are being asked to approve the Reorganization Agreement that provides for the Reorganizations of their respective Existing Fund into the New Fund, a newly-created series of the New Trust, which has the same investment objective and substantially similar investment strategies as the Cantor FBP Equity & Dividend Plus Fund, and certain differences from Cantor FBP Appreciation & Income Opportunities Fund.

Pursuant to the Reorganization Agreement, each Existing Fund will transfer all of its assets and liabilities to the New Fund in exchange solely for Institutional Class shares of the New Fund. Each Existing Fund will then distribute the Institutional Class shares of the New Fund that it receives to its shareholders in complete liquidation of each Existing Fund. The result of each respective Reorganization is that shareholders of each Existing Fund will become shareholders of the New Fund. No front-end sales charges or contingent deferred sales charges will be imposed in connection with the Reorganizations. The fiscal year end for the Existing Funds is March 31. The fiscal year end for the New Fund will be September 30.

After receiving shareholder approval for the Reorganization of the Cantor FBP Appreciation & Income Opportunities Fund, it is anticipated that the fixed income securities held by the Cantor FBP Appreciation & Income Opportunities Fund will be liquidated prior to the Reorganization.

Each proposed Reorganization is a separate and distinct proposal and is not contingent upon the approval of the other proposed Reorganization. If a Reorganization is not approved by the shareholders of a particular Existing Fund or does not close for any other reason, such shareholders will remain shareholders of said Existing Fund, and such Existing Fund will continue to operate. The WIT Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for an Existing Fund that does not approve the Reorganization.

The WIT Board, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that each Reorganization would be in the best interests of each Existing Fund and its shareholders, and that the interests of the existing shareholders in each Existing Fund will not be diluted as a result of the transactions contemplated by the Reorganizations or suffer any unfair burden as a result of the Reorganizations. The WIT Board recommends that you vote FOR approval of the Reorganization of your Existing Fund. A discussion of the factors that the WIT Board considered before approving each Reorganization is included in the section “Reasons for the Reorganization.”

Tax Consequences. Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. As a condition of each Reorganization, the respective Existing Fund and New Fund must receive an opinion of counsel to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that shareholders of each Existing Fund will not recognize a gain or loss as a direct result of the respective Reorganization of the Existing Fund, and that the holding period and aggregate tax basis of shares of the New Fund received by shareholders of each Existing Fund will be same as the holding period and aggregate tax basis of shares of each Existing Fund surrendered in the respective Reorganization. Prior to the consummation of each Reorganization, a shareholder may redeem its Exiting Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes.

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Shareholders should consult their own tax advisers concerning the potential tax consequences of the applicable Reorganization to them, including foreign, state and local tax consequences. Except in the normal course of managing the Cantor FBP Equity & Dividend Plus Fund, the Adviser does not intend to sell any securities of the Cantor FBP Equity & Dividend Plus Fund prior to its Reorganization. The Adviser intends to liquidate the fixed income securities held by the Cantor FBP Appreciation & Income Opportunities Fund prior to its Reorganization; however, except in the normal course of managing the Cantor FBP Appreciation & Income Opportunities Fund, the Adviser does not intend to sell any of the other securities of the Cantor FBP Appreciation & Income Opportunities Fund prior to its Reorganization.

Special Considerations and Risk Factors. The New Fund and Cantor FBP Equity & Dividend Plus Fund have the same investment objective and substantially similar fundamental investment policies, principal investment strategies, and risks. The New Fund and Cantor FBP Appreciation & Income Opportunities Fund have certain differences. For a comparison of each Fund’s investment objectives and principal investment strategies, see “Investment Objective and Investment Strategies” below. For a more complete discussion of the risks associated with the respective Funds, see “Principal Risks of Investing in the Funds” below.

A General Description of The Funds

The New Trust is an open-end management investment company organized as a Delaware statutory trust on December 16, 2021. The New Fund is a series of the New Trust. WIT is an open-end management investment company was organized as a Massachusetts corporation on July 18, 1988. Each Existing Fund is a series of WIT.

Investment Objectives and Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of each Existing Fund with those of the New Fund. This section also describes the key differences, if any, between the Funds. Please be aware that this is only a brief discussion. More complete information regarding each Fund may be found in the applicable Fund’s prospectus.

Cantor FBP Equity & Dividend Plus Fund

	Cantor FBP Equity & Dividend Plus Fund	New Fund	Comparison
Investment Objective	Cantor FBP Equity & Dividend Plus Fund seeks to provide above-average and growing income while also achieving long-term growth of capital.	The New Fund seeks to provide above-average and growing income while also achieving long-term growth of capital.	The investment objective of Cantor FBP Equity & Dividend Plus Fund and the New Fund is identical.
Principal Investment Strategies

Cantor FBP Equity & Dividend Plus Fund seeks to achieve its objective by investing in a diversified portfolio comprised primarily of above-average dividend- yielding, undervalued equity securities with dividend growth potential. Above-average dividend yield means the dividend yield is greater than the market as measured by the S&P 500 Index. In identifying companies with dividend growth

The New Fund seeks to achieve its objective by investing in a diversified portfolio comprised primarily of above-average dividend- yielding, undervalued equity securities with dividend growth potential. Above-average dividend yield means the dividend yield is greater than the market as measured by the S&P 500 Index. In identifying companies with dividend growth potential, the Adviser

The principal investment strategies of the Cantor FBP Equity & Dividend Plus Fund and the New Fund are substantially similar except for some additional detail regarding how the Adviser analyzes the growth and price expectations for equity securities held by the New Fund, as follows:

. The Adviser’s growth and price expectations for the equity securities held by the New Fund are based on the Adviser’s

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potential, the Adviser focuses on finding companies with secure and growing dividends. Under normal circumstances, at least 80% of Cantor FBP Equity & Dividend Plus Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities of companies that have announced dividend paying programs at the time such companies’ equity securities are purchased. Cantor FBP Equity & Dividend Plus Fund’s equity securities primarily include common stocks, but may also include other equity securities such as covered call options and shares of exchange-traded funds (“ETFs”). When the Cantor FBP Equity & Dividend Plus Fund invests in ETFs, it does not look through to the underlying holdings with regards to its strategy to invest at least 80% of its net assets in equity securities of dividend-paying companies.

The Adviser seeks to acquire equity securities of companies which, in its judgment, possess attractive valuation characteristics, the capability for above-average dividend yield and the potential to increase dividends over time. Cantor FBP Equity & Dividend Plus Fund invests in a variety of major market sectors in focuses on finding companies with secure and growing dividends. Under normal circumstances, at least 80% of the New Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities of companies that have announced dividend paying programs at the time such companies’ equity securities are purchased. The New Fund’s equity securities primarily include common stocks, but may also include other equity securities such as covered call options and shares of exchange-traded funds (“ETFs”). When the New Fund invests in ETFs, it does not look through to the underlying holdings with regards to its strategy to invest at least 80% of its net assets in equity securities of dividend-paying companies.

The Adviser seeks to acquire equity securities of companies which, in its judgment, possess attractive valuation characteristics, the capability for above-average dividend yield and the potential to increase dividends over time. The New Fund invests in a variety of major market sectors in an attempt to control risk through diversification. The New Fund also seeks to enhance, or generate, additional portfolio income by selectively writing, or selling, analysis of factors such as revenue growth, profit margin potential, profitability, financial flexibility, free cash flow, competitive position, and management track record for each security.

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an attempt to control risk through diversification. Cantor FBP Equity & Dividend Plus Fund also seeks to enhance, or generate, additional portfolio income by selectively writing, or selling, covered call options on a target range of between 15-30% of Cantor FBP Equity & Dividend Plus Fund’s underlying equity securities. Cantor FBP Equity & Dividend Plus Fund writes options only for income generation and

Hedging purposes and not for speculation. The aggregate value of the underlying obligations will normally not exceed 35% of Cantor FBP Equity & Dividend Plus Fund’s net assets, but may increase to 50% of net assets when, in the Adviser’s opinion, such investments would be advantageous to Cantor FBP Equity & Dividend Plus Fund.

Equity Securities. Cantor FBP Equity & Dividend Plus Fund will invest primarily in companies with market capitalizations of $1 billion or more. Cantor FBP Equity & Dividend Plus Fund may invest in shares of ETFs if the Adviser believes it is advisable to adjust Cantor FBP Equity & Dividend Plus Fund's exposure to the broad market or to industry sectors without purchasing a large number of individual securities.

covered call options on a target range of between 15-30% of the New Fund’s underlying equity securities. The New Fund writes options only for income generation and hedging purposes and not for speculation. The aggregate value of the equity securities on which the options are written will normally not exceed 35% of the New Fund’s net assets, but may increase to 50% of net assets when, in the Adviser’s opinion, such investments would be advantageous to the New Fund.

Equity Securities. The New Fund will invest primarily in companies with market capitalizations of $1 billion or more. The New Fund may invest in shares of ETFs if the Adviser believes it is advisable to adjust the New Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities.

Covered Call Options. When the Adviser believes that individual equity securities held by the New Fund are approaching the top of the Adviser’s growth and price expectations, covered call options may be written (sold) against such securities and the New Fund will receive a premium in return. The Adviser’s growth and price expectations for the

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Covered Call Options. When the Adviser believes that individual equity securities held by Cantor FBP Equity & Dividend Plus Fund are approaching the top of the Adviser’s growth and price expectations, covered call options may be written (sold) against such securities and the Cantor FBP Equity & Dividend Plus Fund will receive a premium in return. Cantor FBP Equity & Dividend Plus Fund writes options only for income generation and hedging purposes and not for speculation.

equity securities held by the Fund are based on the Adviser’s analysis of factors such as revenue growth, profit margin potential, profitability, financial flexibility, free cash flow, competitive position, and management track record for each security. The New Fund writes options only for income generation and hedging purposes and not for speculation.

Cantor FBP Appreciation & Income Opportunities Fund

	Cantor FBP Appreciation & Income Opportunities Fund	New Fund	Comparison
Investment Objective	Cantor FBP Appreciation & Income Opportunities Fund seeks long term capital appreciation and current income, assuming a moderate level of investment risk.	The New Fund seeks to provide above-average and growing income while also achieving long-term growth of capital.

Both Fund seek long term growth of capital and income. However, the New Fund seeks above-average and growing income while the Cantor FBP Appreciation & Income Opportunities Fund seeks current income. In addition, the Cantor FBP Appreciation & Income Opportunities Fund factors in the objective of moderate investment risk whereas the New Fund does not include risk tolerance as an objective.

Principal Investment Strategies	Cantor FBP Appreciation & Income Opportunities Fund seeks to achieve its objectives by investing in a portfolio of both equity and fixed income securities. Equity	The New Fund seeks to achieve its objective by investing in a diversified portfolio comprised primarily of above-average dividend- yielding, undervalued	While the Cantor FBP Appreciation & Income Opportunities Fund invests in equity positions that are substantially similar to the equity positions the New Fund
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securities are acquired primarily for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired primarily for their income return and secondarily for capital appreciation. The percentage of assets invested in equity securities and fixed income securities will vary from time to time depending upon the Adviser’s judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. In an attempt to reduce overall portfolio risk, provide stability, and meet its working capital needs, the Adviser may allocate a portion of Cantor FBP Appreciation & Income Opportunities Fund’s assets to money market instruments. The Adviser believes that, by utilizing the investment policies described herein, Cantor FBP Appreciation & Income Opportunities Fund's net asset value may not rise as rapidly or as high as the stock market (as represented by the S&P 500® Index) during rising market cycles, but that during declining market cycles, Cantor FBP Appreciation & Income Opportunities Fund would not suffer as great a decline as the S&P 500® Index.

Equity Securities. Cantor FBP Appreciation &

equity securities with dividend growth potential. Above-average dividend yield means the dividend yield is greater than the market as measured by the S&P 500 Index. In identifying companies with dividend growth potential, the Adviser focuses on finding companies with secure and growing dividends. Under normal circumstances, at least 80% of the New Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities of companies that have announced dividend paying programs at the time such companies’ equity securities are purchased. The New Fund’s equity securities primarily include common stocks, but may also include other equity securities such as covered call options and shares of exchange-traded funds (“ETFs”). When the New Fund invests in ETFs, it does not look through to the underlying holdings with regards to its strategy to invest at least 80% of its net assets in equity securities of dividend-paying companies.

The Adviser seeks to acquire equity securities of companies which, in its judgment, possess attractive valuation characteristics, the capability for above-average dividend yield and the potential to holds, the selection process for the equities securities is different, and the New Fund is more focused on dividends than the Cantor FBP Appreciation & Income Opportunities Fund.

The Cantor FBP Appreciation & Income Opportunities Fund also invests in fixed income and money market fund securities, which are not part of the New Fund’s principal investment strategy.

The New Fund may invest in ETFs, while the Cantor FBP Appreciation & Income Opportunities Fund does not.

This means that New Fund will be less of a “balanced fund” than the Cantor FBP Appreciation & Income Opportunities Fund and will have more equity exposure and less fixed income exposure than the Cantor FBP Appreciation & Income Opportunities Fund.

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Income Opportunities Fund will invest primarily in companies with market capitalizations of $1 billion or more. Although Cantor FBP Appreciation & Income Opportunities Fund’s equity investments consist primarily of common stocks, it may also invest a portion of its assets in other equity securities, including ETFs that invest primarily in common stocks, straight preferred stocks, convertible preferred stocks and convertible bonds, that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Adviser to be of comparable quality. Cantor FBP Appreciation & Income Opportunities Fund may invest in shares of ETFs if the Adviser believes it is advisable to adjust Cantor FBP Appreciation & Income Opportunities Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities.

The Adviser seeks to acquire securities of companies which, in its judgment, are undervalued in the securities markets because they are currently “out of favor” with the market or temporarily misunderstood by the investment community.

increase dividends over time. The New Fund invests in a variety of major market sectors in an attempt to control risk through diversification. The New Fund also seeks to enhance, or generate, additional portfolio income by selectively writing, or selling, covered call options on a target range of between 15-30% of the New Fund’s underlying equity securities. The New Fund writes options only for income generation and hedging purposes and not for speculation. The aggregate value of the equity securities on which the options are written will normally not exceed 35% of the New Fund’s net assets, but may increase to 50% of net assets when, in the Adviser’s opinion, such investments would be advantageous to the New Fund.

Equity Securities. The New Fund will invest primarily in companies with market capitalizations of $1 billion or more. The New Fund may invest in shares of ETFs if the Adviser believes it is advisable to adjust the New Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities.

Covered Call Options. When the Adviser believes that individual

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The Adviser uses fundamental analysis to select portfolio securities, focusing on long-term drivers of value that help determine investment merit.

Covered Call Options. When the Adviser believes that individual equity securities held by Cantor FBP Appreciation & Income Opportunities Fund are approaching the top of the Adviser’s growth and price expectations, covered call options may be written (sold) against such securities and Cantor FBP Appreciation & Income Opportunities Fund will receive a premium in return. Cantor FBP Appreciation & Income Opportunities Fund writes options only for income generation and hedging purposes and not for speculation. The aggregate value of the underlying obligations will normally not exceed 25% of Cantor FBP Appreciation & Income Opportunities Fund’s net assets, but may increase to 50% of net assets when, in the Adviser’s opinion, such investments would be advantageous to Cantor FBP Appreciation & Income Opportunities Fund.

Fixed Income Selection. Fixed income securities include corporate debt obligations, U.S. Government obligations and shares of ETFs that invest primarily in corporate debt obligations equity securities held by the New Fund are approaching the top of the Adviser’s growth and price expectations, covered call options may be written (sold) against such securities and the New Fund will receive a premium in return. The Adviser’s growth and price expectations for the equity securities held by the Fund are based on the Adviser’s analysis of factors such as revenue growth, profit margin potential, profitability, financial flexibility, free cash flow, competitive position, and management track record for each security. The New Fund writes options only for income generation and hedging purposes and not for speculation.

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and U.S. Government obligations. Cantor FBP Appreciation & Income Opportunities Fund will generally invest in securities that mature within 1 to 10 years from their date of purchase except when, in the Adviser’s opinion, long term interest rates are expected to be in a declining trend, in which case maturities may be extended longer.

• Corporate Debt Obligations will consist primarily of “investment grade” securities rated in one of the four highest rating categories by a nationally recognized rating agency, or, if not rated, are of equivalent quality in the opinion of the Adviser. The Adviser may acquire debt obligations of companies and/or industries that have often been downgraded by a rating agency, generally resulting in reduced prices for such securities. The Adviser will acquire such securities after a downgrade when it believes that the company’s financial condition (and therefore its quality ratings) will improve. Such downgraded securities will usually be rated less than “A” by a rating agency.

• U.S. Government Obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest

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and principal by agencies or instrumentalities of the U.S. Government.

For a discussion of the risks of investing in each Fund, please see PRINCIPAL RISKS OF INVESTING IN THE FUNDS in this Proxy Statement.

The Fund’s Performance

The New Fund is a newly-formed “shell” fund that has not yet commenced operations, and, therefore, has no performance history predating the Reorganizations. The New Fund has been organized solely in connection with the Reorganizations to acquire all of the assets and liabilities of each Existing Fund. Cantor FBP Equity & Dividend Plus Fund will be the accounting survivor and performance survivor of the Reorganizations. This means that the New Fund will continue to show the historical investment performance and returns of Cantor FBP Equity & Dividend Plus Fund (even after liquidation). The New Fund will be the legal survivor of each Reorganization.

Cantor FBP Equity & Dividend Plus Fund’s Calendar Year-by-year total return

During the periods illustrated in this bar chart, Cantor FBP Equity & Dividend Plus Fund’s highest quarterly return was 17.93% for the quarter ended December 31, 2020 and its lowest quarterly return was -28.92% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years or lifetime
Return Before Taxes	-1.75%	7.02%	9.40%
Return After Taxes on Distributions	-3.33%	5.41%	7.97%
Return After Taxes on Distributions and Sale of Fund Shares	0.06%	5.31%	7.43%
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S&P 500® Index (reflects no deduction for fees, expenses, or taxes) ..................................	-18.11%	9.42%	12.56%

After-tax performance is presented only for Institutional Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Cantor FBP Appreciation & Income Opportunities Fund’s Calendar Year-by-year total return

During the periods shown in the bar chart, Cantor FBP Appreciation & Income Opportunities Fund’s highest return for a quarter was 15.36% during the quarter ended December 31, 2020 and the lowest return for a quarter was -24.59% during the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years or lifetime
Return Before Taxes	-4.59%	6.54%	8.20%
Return After Taxes on Distributions	-7.28%	5.09%	6.83%
Return After Taxes on Distributions and Sale of Fund Shares	-1.38%	4.91%	6.38%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes) ..................................	-18.11%	9.42%	12.56%

Investment Limitations

The Existing Funds’ fundamental investment limitations are identical to those of the New Fund.

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Purchase, Exchange and Redemption Procedures

Each Fund’s purchase and redemption procedures and policies regarding frequent trading as well as other features related to investing in the Funds are materially similar and summarized below. The polices of each Fund with respect to valuation and dividends are also materially similar. A more complete description of each Fund’s policies and procedures can be found in the applicable Fund’s Prospectus.

Share Classes

Each Existing Fund offers one class of shares. The New fund offers three classes of shares: Class A, Institutional Class, and Class R6. Each class of the New Fund represents interests in the same portfolio of investments and has the same rights, but each class differs with respect to sales loads, minimum investments, and ongoing expenses, allowing you to choose the class that best suits your needs. The features of each share class of the New Fund are set forth in the New Fund’s Prospectus that accompanies this Proxy Statement. For information on the attributes of the New Fund’s Class A and Class R6 shares, see the New Fund’s Prospectus that accompanies this Proxy Statement.

The following table compares the Institutional Class Shares of the New Fund to the shares of the Existing Funds.

Feature	Existing Funds	New Fund	Comparison
Front-End Sales Charges	None	None	No differences
Contingent Deferred Sales Charges on shares redeemed	None	None	No differences
Minimum Initial Investments	The minimum initial investment is $5,000 or $1,000 for tax-deferred retirement accounts. Each Existing Fund, at the Adviser’s sole discretion, may accept certain accounts with less than the stated minimum initial investment.	No minimum initial investment (except for shares purchased through an automatic investment plan which requires, generally $100 minimum)	The New Fund has lower initial investment requirements than the Existing Funds.
Eligibility	Available for any investor

Institutional Class shares are available for purchase only by the following:

•  retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;

•  tax-exempt employee benefit plans of the Manager, its affiliates, and

The New Fund has limitations on the types of investors that can purchase Institutional Shares, whereas the Existing Funds have no limitations.

The New Fund has other share classes that are available to retail investors.

Shareholders of the Existing Fund will

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securities dealers that have a selling agreement with the Distributor;

•  a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

•  registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

•  programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform; or

•  through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs; or

convert their shares to Institutional Class shares of the New Fund at each Reorganization.

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• private investment vehicles, including, but not limited to, foundations and endowments.

Pricing Fund Shares

Each Fund’s share price (also called “net asset value” or “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 pm Eastern time) every day the New York Stock Exchange (“NYSE”) is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after purchase or sale orders are received in proper form by each Fund or its authorized agents.

Existing Funds:

The NAV of each Existing Fund is determined on each business day that the Exchange is open for trading, as of the close of business of the regular session of the Exchange (normally 4:00 p.m., Eastern time). Each Existing Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information (“SAI”) for further details.

Fixed income securities, including corporate bonds, will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Fixed income securities, including U.S. government and agency obligations and corporate bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Securities traded on a national stock exchange, including common stocks and closed-end investment companies, if any, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are valued at the last sale price, if available; otherwise, at the last quoted bid price. Covered call options written by the Existing Funds are valued at the last quoted sale price or, in the absence of a sale, at the ask price on the principal exchange on which they are traded. To the extent that a Fund’s foreign securities are traded in other markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or sold.

When market quotations are not readily available, if a pricing service cannot provide a price, or the Adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. As a result, the values of some securities used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

To the extent any assets of a Fund are invested in other investment companies that are registered under the 1940 Act (other than ETFs), the Existing Fund’s NAV with respect to those assets is calculated based upon the NAVs, as reported by those companies. The prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

New Fund:

The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the New Fund or its designated agent in good form. An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request

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and, if applicable, payment in full of the purchase amount. The New Fund’s NAV per share is calculated by dividing the value of the New Fund’s total assets less liabilities (including Fund expenses, which are accrued daily) by the total number of outstanding shares. To the extent that the New Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the New Fund does not price shares, the NAV of the New Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares. The NAV per share of the New Fund is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00pm Eastern time. The New Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the New Fund’s shares will not be priced on the holidays listed in the SAI. See the section titled “Net Asset Value” in the New Fund’s SAI for more detail.

The pricing and valuation of portfolio securities is determined in good faith by in accordance with the New Fund’s policies and procedures established by the Board of Trustees of the New Trust (“New Trust Board”). In determining the value of the New Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Instruments with maturities in excess of 60 days are valued at prices provided by a third-party pricing source. The New Fund normally uses third-party pricing services to obtain market quotations.

Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable. Fair value determinations are made in accordance with the policies and procedures approved by the New Trust Board. Market quotations may not be readily available or may be determined to be unreliable when a security’s value or a meaningful portion of the New Fund’s portfolio is believed to have been materially affected by a significant event. A significant event is an event that is likely to materially affect the value of the New Fund’s investment. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the Exchange. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Comparison: The pricing policies for each Existing Fund and the New Fund have no material differences.

Purchase Procedures.

Each Fund prices direct purchases with the transfer agent based upon the next determined offering price (net asset value plus applicable sales load) or net asset value after the shareholder’s order is received. Direct purchase orders received by each Existing Fund and the New Fund by the close of the regular session of trading on the NYSE, generally 4:00pm, Eastern time, are effected at that day’s public offering price or NAV.

Each Existing Fund and the New Fund have authorized broker-dealers and other financial institutions (including their designated intermediaries) who have entered into selling agreements with the Fund’s distributor to accept on their behalf purchase and sell orders. Each Fund is deemed to have received an order when the authorized person or designee receives the purchase order, and the purchase order is processed at the NAV next calculated thereafter.

Minimum Purchases and Automatic Investment Plan.

Existing Funds: Each Existing Fund allows minimum investments of $5,000, except the minimum is $1,000 for tax-deferred retirement accounts and subsequent investments of $100 under its automatic investment plan.

New Fund: The New Fund has is no minimum initial or subsequent purchase requirement for its Institutional Class shares other than those purchased through an automatic investment plan, which allows minimum investments of $250 and subsequent investments of $25.

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Comparison: Each Fund permits you to make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution. The New Fund’s investment minimums for Institutional Class shares are lower than each Existing Fund.

Exchange Privilege.

Existing Funds: Currently, each Existing Fund has an exchange privileges with the other Cantor FBP funds in WIT, but does not have any exchange privileges with any other fund including the funds in the New Trust.

New Fund: Shareholders of the New Fund may exchange all or part of their investment in the New Fund for shares of other funds in the Cantor Select Portfolios Trust. Please keep in mind, however, that under most circumstances a shareholder may exchange between like classes of shares only.

Comparison: Each Existing Fund has a policy providing for exchanging shares with the other Existing Fund. The New Fund also offers exchange privileges to funds within the New Trust. After the Reorganizations, shareholders of the Existing Funds will be subject to the exchange privileges offered by the New Fund.

Redemption Procedures.

For each of the Existing Fund and New Fund, a shareholder may sell some or all of the shareholder’s shares on any day that the Fund calculates its NAV. If the shareholder’s request is received by each Fund’s distributor, or its authorized agent, in proper form by the close of regular trading on the NYSE, you will receive a price based on that day’s NAV for the shares you sell, minus any applicable sales charge. Orders received after the close of trading on the NYSE will be based on the next calculated NAV. Each Fund permits redemptions directly by mail, phone, systematic withdrawal plan, and indirectly through a financial intermediary.

Each Existing Fund and the New Fund generally intend to redeem shares in cash but each reserve the right to pay for redemptions with portfolio securities under certain conditions. However, the Existing Fund and the New Fund have each made an irrevocable election under Rule 18f-1 of the 1940 Act, wherein each Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of the Fund’s NAV at the beginning of such period.

Systematic Withdrawal Plan

Existing Funds:

If your shares of each Existing Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on a stated specified date, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.

Redemption proceeds may be paid by check, wire transfer (subject to a minimum wire transfer amount of $5,000), or ACH (subject to a minimum ACH amount of $100).

New Fund:

For the New Fund’s Systematic Withdrawal Plan, a shareholder who owns Fund shares of a particular class valued at $5,000 or more at the NAV may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount (not less than $25). Each month or quarter, as specified, the New Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.

For the New Fund, redemption proceeds may be paid by check or by wire transfer ($1,000 minimum) or ACH ($25 minimum).

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Comparison: Each Existing Fund’s Systematic Withdrawal Plan minimum for withdrawals is higher than the New Fund’s minimum. Both Funds offer redemption proceeds by check, wire transfer, or ACH. The minimum wire transfer and ACH amounts for each Existing Fund is higher than the New Fund.

Low Balances:

Existing Funds:

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed.

New Fund:

For Institutional Class shares of the New Fund, if the shareholder redeems shares and the shareholder’s account balance falls below $500, the shareholder’s shares may be redeemed after 30 days’ prior written notice to the shareholder. If the shareholder brings his account NAV up to at least $500 during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Comparison: The minimum required balance for each Existing Fund is higher than the New Fund’s Institutional Class shares. The notice period before closing an account is longer for each Existing Fund than for the New Fund.

Distribution Arrangements

Existing Funds:

Each Existing Fund has not adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act.

New Fund:

The New Fund has not adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Institutional Class shares.

Frequent Trading Policy

Existing Funds:

The Existing Funds have been designed as long-term investments and not as frequent or short-term trading (“market timing”) options. The Existing Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Existing Funds. The Existing Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Existing Funds’ policies. The Existing Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. The Existing Funds have also reserved the right to impose a limit on the number of exchanges between the Existing Funds. In addition, the Existing Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Existing Funds. The Existing Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of each Existing Fund shares described above applies uniformly in all cases.

The Existing Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Existing Funds’ investment strategies. In addition to being disruptive, the risks to the Existing Funds presented by

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market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds’ ability to maximize investment returns; and potentially diluting the value of the Existing Funds’ shares. These risks can have an adverse effect on the Existing Funds’ performance.

The Existing Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Existing Funds when shares are held in omnibus accounts. The Existing Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Existing Funds’ policies. The Existing Funds reserve the right to reject an order placed from an omnibus account. Although the Existing Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Existing Funds cannot guarantee that such trading will not occur.

New Fund:

Frequent purchases and redemptions (“Frequent Trading”) of shares of the New Fund may present a number of risks to other shareholders of the New Fund. These risks may include, among other things, dilution in the value of shares of the New Fund held by long-term shareholders, interference with the efficient management by Cantor of the New Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the New Fund; portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the New Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the New Fund.

The New Trust Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the New Fund. The New Fund does not accommodate Frequent Trading. Under the adopted policy, the New Fund’s transfer agent provides a daily record of shareholder trades to Cantor. The New Fund’s transfer agent also monitors and tests shareholder purchase and redemption orders for possible incidents of Frequent Trading. Cantor has the discretion to limit investments from an investor that Cantor believes has a pattern of Frequent Trading that Cantor considers not to be in the best interests of the other shareholders in the Fund by the New Fund’s refusal of further purchase orders from such investor. The New Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than 10 days having a redemption amount within 10% of the purchase amount and greater than $10,000 on two or more occasions during a 60-calendar day period, if these amounts exceed 1% of the New Fund’s net asset value. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the respective Fund for at least 30 calendar days after the redemption transaction.

Cantor may waive this policy when it determines that shareholder action is not detrimental to the New Fund or reflects a genuine financial need of the shareholder. Otherwise, Cantor intends to apply this policy uniformly, except that the New Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase and redeem Fund shares without the identity of the particular shareholders being immediately known to the New Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase and redeem Fund shares without the identity of the underlying shareholder being immediately known to the New Fund. Accordingly, the ability of the New Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts is limited, and there is no guarantee that the New Fund can identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if Cantor determines that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the New Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of Cantor that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, Cantor may choose to allow further purchase orders from such investor account.

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Comparison:

Each Fund discourages market timing; however, they use slightly different definitions of what constitutes market timing. Each Existing Fund has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Existing Funds when shares are held in omnibus accounts. The Existing Funds rely on intermediaries to help enforce their market timing policies. The New Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than 10 days having a redemption amount within 10% of the purchase amount and greater than $10,000 on two or more occasions during a 60-calendar day period, if these amounts exceed 1% of the New Fund’s net asset value. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the respective Fund for at least 30 calendar days after the redemption transaction.

Dividend Policies

Existing Funds:

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Existing Fund. Current practice of the Existing Funds, subject to the discretion of management, is to declare and pay income dividends during the last week of each calendar quarter, on a date selected by management. In addition, distributions out of any net short-term capital gains may be made throughout the year and distributions of any long-term capital gains derived from the sale of securities and premiums from expired options may be made at least once each year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year.

New Fund:

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Existing Fund. Current practice of the Existing Funds, subject to the discretion of management, is to declare and pay income dividends during the last week of each calendar quarter, on a date selected by management. In addition, distributions out of any net short-term capital gains may be made throughout the year and distributions of any long-term capital gains derived from the sale of securities and premiums from expired options may be made at least once each year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year.

Comparison: The dividend policies for each Existing Fund and the New Fund have no material differences.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Cantor FBP Equity & Dividend Plus Fund and the New Fund are subject to identical investment risks. The principal risks for Cantor FBP Equity & Dividend Plus and the New Fund are listed below:

Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider conflicts, could continue to have adverse effects on regional and global economies and may further strain global supply chains and negatively affect global growth and inflation. Policy changes by the U.S. government and/or Federal Reserve and political events with

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the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, may affect investor and consumer confidence, and adversely impact the financial markets.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, and efforts to contain its spread, have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services, and significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment.

Dividend Strategy Risk. The Fund’s focus on dividend-paying stocks could cause it to underperform relative to funds that invest without consideration of a company’s track record of paying dividends. An issuer of a stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels or increase over time. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. Changes in the dividend policies or capital resources of companies in which the Fund invests may affect the Fund’s ability to generate income.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), or that an active trading market for an ETF’s shares may not be developed or maintained.

Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies.

Mid-Cap Company Risk. Mid-capitalization (“mid-cap”) companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies

Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Advisor is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock.

Management Risk. The Advisor’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. Value stocks are subject to the risks that they may not appreciate in value as expected or their prices may decline.

Cantor FBP Appreciation & Income Opportunities Fund and the New Fund are subject to similar investment risks, except as described below. The New Fund provides dividend strategy risk as a principal risk of the New Fund related to its equity strategy, while Cantor FBP Appreciation & Income Opportunities Fund does not include similar disclosure in its prospectus, and Cantor FBP Appreciation & Income Opportunities Fund provides for risks related to its fixed income investments (fixed income risk, interest rate risk, maturity risk, credit risk, and risks associated with credit ratings) as well as risks related to investments in money market fund as a principal risks of the Cantor FBP Appreciation & Income Opportunities Fund, while the New Fund does not include similar disclosures in its prospectus because it does not invest in those types of securities as a principal strategy.

Cantor FBP Appreciation & Income Opportunities Fund and the New Fund share the following principal risks:

•	Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall
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value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider conflicts, could continue to have adverse effects on regional and global economies and may further strain global supply chains and negatively affect global growth and inflation. Policy changes by the U.S. government and/or Federal Reserve and political events with the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, may affect investor and consumer confidence, and adversely impact the financial markets.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, and efforts to contain its spread, have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services, and significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment.

•	ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), or that an active trading market for an ETF’s shares may not be developed or maintained.
•	Large Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies.
•	Mid-Cap Company Risk. Mid-capitalization (“mid-cap”) companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.
•	Covered Call Option Risk. The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock.
•	Management Risk. The Adviser’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. Value stocks are subject to the risks that they may not appreciate in value as expected or their prices may decline.

The following principal risks apply to the New Fund:

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•	Dividend Strategy Risk. The Fund’s focus on dividend-paying stocks could cause it to underperform relative to funds that invest without consideration of a company’s track record of paying dividends. An issuer of a stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels or increase over time. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. Changes in the dividend policies or capital resources of companies in which the Fund invests may affect the Fund’s ability to generate income.

The following principal risks apply to the Cantor FBP Appreciation & Income Opportunities Fund:

•	Fixed Income Risk. The value of the fixed-income securities held by the Fund will fluctuate based on a variety of factors, including: general bond market conditions, interest rates, the maturity of the security, the creditworthiness of an issuer and the liquidity of the security
o	Interest Rate Risk. The value of the Fund’s fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Interest rate changes may be influenced by government and central banking authority actions, inflation expectations, and supply and demand. Generally when interest rates rise, the value of the Fund’s fixed income securities can be expected to decline.
o	Maturity Risk. The value of the Fund’s fixed income securities is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.
o	Credit Risk. The value of the Fund’s fixed income securities is also dependent on the creditworthiness of the issuers of such securities. Nearly all fixed income securities are subject to credit risk, which may vary depending upon whether the issuer is a corporation, domestic or foreign government, or government agency. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. Concerns about the capacity of the U.S. Government to meet its obligations may negatively impact the value of U.S. Government securities held by the Fund. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.

o	Risks Associated with Credit Ratings. A credit agency’s rating represents the agency’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized rating agencies present an inherent conflict of interest because such agencies are paid by the entities whose securities they rate.
•	Money Market Risk. When the Fund invests in shares of money market funds, there will be some duplication of expenses because the Fund will indirectly pay a proportionate share of the money market fund’s advisory fees and operating expenses. Holding cash, even strategically, may lead to missed investment opportunities particularly when the stock market is rising. A low interest rate environment may prevent money market instruments from keeping pace with inflation.
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FEES AND EXPENSES

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that a shareholder would pay if the shareholder were to buy, hold or sell shares of each Fund. Table A reflects the fees and expenses that a shareholder would pay as shareholders of the New Fund if both Existing Funds approve the Reorganizations; Table B reflects the fees and expenses that a shareholder would pay as shareholders of the New Fund if only Cantor FBP Equity & Dividend Plus Fund approves its Reorganization; and Table C reflects the fees and expenses that a shareholder would pay as shareholders of the New Fund if only Cantor FBP Appreciation & Income Opportunities Fund approves its Reorganization. The fees and expenses in the tables appearing below are based on the expenses of each Existing Fund for the fiscal year ended March 31, 2023 and the pro forma expenses of the New Fund after giving effect to the Reorganizations, based on pro forma net assets as of March 31, 2023. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. A shareholder will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fees, or other transaction fees in connection with the receipt of shares of the New Fund from the Reorganizations.

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Table A

Comparison of Shareholder Fees

Fund	Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	Exchange Fee	Redemption Fee
Cantor FBP Equity & Dividend Plus Fund Shares	None	None	None	None
Cantor FBP Appreciation & Income Opportunities Fund Shares	None	None	None	None
New Fund – Institutional Class Shares	None	None	None	None

Comparison of Annual Operating Expenses
(as a percentage of average net assets)

	Cantor FBP Equity & Dividend Plus Fund Shares	Pro Forma New Fund – Institutional Class Shares
Management Fees	0.70%	0.65%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.58%	0.53%
Total Fund Operating Expenses	1.28%	1.18%
Less Fee Waiver and/or Expense Limitation	(0.16)%(1)	(0.19)%(2)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.12%	0.99%

(1) The Adviser has contractually agreed, until August 1, 2023, to reduce Management Fees and/or reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, shareholder servicing fees, and extraordinary expenses) to an amount not exceeding 1.12% of the Fund’s average daily net assets. Any Management Fee waivers and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of 3 years from the date such fees and expenses were waived or reimbursed, provided that the repayment to the Adviser does not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, shareholder servicing fees, and extraordinary expenses) of the Fund to exceed the lesser of: (1) the expense limitation in effect at the time such fees and expenses were waived; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. This agreement may be terminated by the Fund or the Adviser upon 60 days’ prior written notice, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) this agreement will terminate automatically if the Adviser ceases to serve as investment adviser of the Fund.

(2)	The Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) in order to prevent total annual fund operating expenses from exceeding 0.99% of the Fund’s average daily net assets for Institutional Class shares until July 14, 2025. The Adviser may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.
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	Cantor FBP Appreciation & Income Opportunities Fund Shares	Pro Forma New Fund – Institutional Class Shares
Management Fees	0.70%	0.65%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.51%	0.53%
Acquired Fees and Expenses	0.02%	0.00%
Total Fund Operating Expenses	1.23%(1)	1.18%
Less Fee Waiver and/or Expense Limitation	(0.16)%(2)	(0.19)%(3)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.07% (1)	0.99%

(1) “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver” will not correlate to the Fund’s ratio of total expenses to average net assets and the ratio of net expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

(2) The Adviser has contractually agreed, until August 1, 2023, to reduce Management Fees and/or reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, shareholder servicing fees, and extraordinary expenses) to an amount not exceeding 1.05% of the Fund’s average daily net assets. Any Management Fee waivers and/or expenses reimbursements by the Adviser are subject to repayment by the Fund for a period of 3 years from the date such fees and expenses were waived or reimbursed, provided that the repayment to the Adviser does not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, shareholder servicing fees, and extraordinary expenses) of the Fund to exceed the lesser of: (1) the expense limitation in effect at the time such fees and expenses were waived; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. This agreement may be terminated by the Fund or the Adviser upon 60 days’ prior written notice, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) this agreement will terminate automatically if the Adviser ceases to serve as investment adviser of the Fund.

(3)	The Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) in order to prevent total annual fund operating expenses from exceeding 0.99% of the Fund’s average daily net assets for Institutional Class shares until July 14, 2025. The Adviser may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Examples

This Example is intended to help you compare the cost of investing in each Existing Fund with the cost of investing in the New Fund. The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Fund	1 Year	3 Years	5 Years	10 Years

Cantor FBP Equity & Dividend Plus Fund Shares	$114	$390	$687	$1,531
	1 Year	3 Years	5 Years	10 Years
New Fund – Institutional Class Shares	$101	$336	$611	$1,397

Fund	1 Year	3 Years	5 Years	10 Years

Cantor FBP Appreciation & Income Opportunities Fund Shares	$109	$374	$660	$1,475
	1 Year	3 Years	5 Years	10 Years
New Fund – Institutional Class Shares	$101	$336	$611	$1,397

The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Table B

Comparison of Shareholder Fees

Fund	Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	Exchange Fee	Redemption Fee
Cantor FBP Equity & Dividend Plus Fund Shares	None	None	None	None
New Fund – Institutional Class Shares	None	None	None	None

Comparison of Annual Operating Expenses
(as a percentage of average net assets)

	Cantor FBP Equity & Dividend Plus Fund Shares	Pro Forma New Fund – Institutional Class Shares
Management Fees	0.70%	0.65%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.58%	0.93%
Total Fund Operating Expenses	1.28%	1.18%
Less Fee Waiver and/or Expense Limitation	(0.16)%(1)	(0.59)%(2)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.12%	0.99%

(1) The Adviser has contractually agreed, until August 1, 2023, to reduce Management Fees and/or reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, shareholder servicing fees, and extraordinary expenses) to an amount not exceeding 1.12% of the Fund’s average daily net assets. Any Management Fee waivers and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of 3 years from the date such fees and expenses were waived or reimbursed, provided that the repayment to the Adviser does not cause

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Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, shareholder servicing fees, and extraordinary expenses) of the Fund to exceed the lesser of: (1) the expense limitation in effect at the time such fees and expenses were waived; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. This agreement may be terminated by the Fund or the Adviser upon 60 days’ prior written notice, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) this agreement will terminate automatically if the Adviser ceases to serve as investment adviser of the Fund.

(2)	The Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) in order to prevent total annual fund operating expenses from exceeding 0.99% of the Fund’s average daily net assets for Institutional Class shares until July 14, 2025. The Adviser may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Examples

This Example is intended to help you compare the cost of investing in each Existing Fund with the cost of investing in the New Fund. The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Cantor FBP Equity & Dividend Plus Fund Shares	$114	$390	$687	$1,531
	1 Year	3 Years	5 Years	10 Years
New Fund – Institutional Class Shares	$101	$380	$746	$1,775

The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Table C

Comparison of Shareholder Fees

Fund	Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	Exchange Fee	Redemption Fee
Cantor FBP Appreciation & Income Opportunities Fund Shares	None	None	None	None
New Fund – Institutional Class Shares	None	None	None	None

Comparison of Annual Operating Expenses
(as a percentage of average net assets)

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	Cantor FBP Appreciation & Income Opportunities Fund Shares	Pro Forma New Fund – Institutional Class Shares
Management Fees	0.70%	0.65%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.51%	0.95%
Acquired Fees and Expenses	0.02%	0.00%
Total Fund Operating Expenses	1.23%(1)	1.60%
Less Fee Waiver and/or Expense Limitation	(0.16)%(2)	(0.61)%(3)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.07% (1)	0.99%

(1) “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver” will not correlate to the Fund’s ratio of total expenses to average net assets and the ratio of net expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

(2) The Adviser has contractually agreed, until August 1, 2023, to reduce Management Fees and/or reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, shareholder servicing fees, and extraordinary expenses) to an amount not exceeding 1.05% of the Fund’s average daily net assets. Any Management Fee waivers and/or expenses reimbursements by the Adviser are subject to repayment by the Fund for a period of 3 years from the date such fees and expenses were waived or reimbursed, provided that the repayment to the Adviser does not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, shareholder servicing fees, and extraordinary expenses) of the Fund to exceed the lesser of: (1) the expense limitation in effect at the time such fees and expenses were waived; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. This agreement may be terminated by the Fund or the Adviser upon 60 days’ prior written notice, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) this agreement will terminate automatically if the Adviser ceases to serve as investment adviser of the Fund.

(3)	The Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) in order to prevent total annual fund operating expenses from exceeding 0.99% of the Fund’s average daily net assets for Institutional Class shares until July 14, 2025. The Adviser may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Examples

This Example is intended to help you compare the cost of investing in each Existing Fund with the cost of investing in the New Fund. The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Fund	1 Year	3 Years	5 Years	10 Years

Cantor FBP Appreciation & Income Opportunities Fund Shares	$109	$374	$660	$1,475
	1 Year	3 Years	5 Years	10 Years
New Fund – Institutional Class Shares	$101	$382	$752	$1,794

The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

FUND MANAGEMENT

Existing Funds

The Adviser

Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser” or “Cantor”) provides a continuous program of supervision of each Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds. The address of the Adviser is 800 Main Street, Second Floor, Lynchburg, Virginia 24504. Prior to June 8, 2021, Flippin, Bruce & Porter, Inc. served as the investment adviser to the Funds.

John T. Bruce is primarily responsible for managing the portfolio of each Fund. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Funds.

Compensation of the Adviser with respect to each Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million. During the fiscal year ended March 31, 2022, the Dividend Fund and the Appreciation Fund paid investment advisory fees (after fee waivers) equal to 0.59% and 0.61%, respectively, of average daily net assets. Effective August 1, 2023, the compensation of the Adviser with respect to each Fund, based upon the Fund’s average daily net assets, will be at the following annual rates: 0.70% of the Fund’s average daily net assets on the first $250 million; 0.65% on the next $250 million; 0.60% on the next $500 million; and 0.50% on assets over $1 billion.

The Adviser has entered into a contractual agreement with each Fund under which it has agreed to reduce its investment advisory fees and/or absorb Fund expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, shareholder servicing fees and extraordinary expenses) to 1.12% of the Dividend Fund’s average daily net assets and 1.05% of the Appreciation Fund’s average daily net assets. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the applicable expense limit in place at the time of the waiver or the reimbursement, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment. Each contractual agreement is currently in effect until August 1, 2023. Effective August 1, 2020, this limit on operating expenses was increased from 1.07% to 1.12% for the Dividend Fund and from 1.00% to 1.05% for the Appreciation Fund. Each agreement, however, may be terminated by either party upon 60 days’ prior written notice, provided that (1) the Adviser may not terminate this agreement without the approval of the Board of Trustees, and (2) this agreement will terminate automatically if the Adviser ceases to serve as investment adviser of the Fund.

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Portfolio Managers

Each Existing Fund’s portfolio manager is John T. Bruce, CFA.

John T. Bruce, CFA is primarily responsible for managing the Fund and has been managing the Fund since its inception in 1993. Mr. Bruce is a Senior Managing Director of the Adviser. He founded Flippin, Bruce & Porter, Inc., the Fund’s previous adviser in 1985, and served as President and a principal of the firm until June 2021.

New Fund

Adviser

The New Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P., located at 110 East 59th Street, NY, NY 10022. The Adviser was established and became registered in 2010 as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser serves as an investment adviser to individuals, pension plans, charitable organizations, and registered funds. Pursuant to the investment advisory agreement with the Trust, the Adviser manages the investment portfolio and business affairs of the New Fund.

As full compensation for the investment advisory services provided to the Fund, the Adviser receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion. For the fiscal year ended March 31, 2022, the Existing Funds each paid its prior investment adviser 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million. During the fiscal year ended March 31, 2022, Cantor FBP Equity & Dividend Plus Fund paid investment advisory fees (after fee waivers) equal to 0.59% of average daily net assets. During the fiscal year ended March 31, 2022, Cantor FBP Appreciation & Income Opportunities Fund paid investment advisory fees (after fee waivers) equal to 0.61% of average daily net assets. In the interest of limiting expenses of the New Fund,the Adviser has entered into an Expense Limitation Agreement with the New Trust, pursuant to which the Adviser has agreed to waive or reduce its management fees and to assume other expenses of the New Fund in an amount that limits the Total Annual Operating Expenses of the New Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of New Fund officers and Trustees and contractual indemnification of New Fund service providers (other than the Adviser) but inclusive of organizational costs and offering cost) to not more than 1.42%, 0.99%, and 0.92% of the average daily net assets of the Class A, Institutional Class, and Class R6 shares of the New Fund, respectively. This contractual arrangement is in effect through two years from the date of the Reorganizations, unless terminated by the New Trust Board at any time. The Adviser may recoup investment advisory fees that it waived or New Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment. The Adviser has no right of recapture of previously waived and/or reimbursed fees and expenses occurring in the Existing Funds after the Reorganizations.

Portfolio Managers

The portfolio manager for the New Fund is the same as for the Existing Funds.

Comparison of the Investment Adviser:

Each Existing Fund and the New Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P.. The compensation for the Adviser on each Existing Fund differs from the compensation of the Adviser on the New Fund. Based on the assets of the Cantor FBP Equity & Dividend Plus Fund as of May 8, 2023, the Reorganization will not result in higher fees for shareholders of the Cantor FBP Equity & Dividend Plus Fund. Based on the assets of the Cantor FBP Appreciation & Income Opportunities Fund as of May 8, 2023, the Reorganization will result in a one basis point increase in gross total fees for shareholders of the Cantor FBP Appreciation & Income Opportunities Fund

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before any waivers or reimbursements provided by the Adviser are applied. The management fee rates of the New Fund will be higher than the existing management fee rates for the Existing Funds between $500 million and $2.5 billion in net assets.. However, as the New Fund grows, the management fee of the New Fund will be higher than the existing management fees for the Existing Funds. Each Existing Fund and the New Fund have the same portfolio manager.

INFORMATION RELATING TO THE REORGANIZATIONS

Description of the Reorganization

The Reorganization Agreement provides that each Existing Fund will transfer all of its assets and liabilities to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will simultaneously issue Institutional Class shares to each Existing Fund in an amount equal in value to the aggregate net asset value of each Existing Fund’s shares. Institutional Class shares of the New Fund are shares of beneficial interest without par value in the New Fund series of the New Trust under its Agreement and Declaration of Trust and By-Laws. Under the Agreement and Declaration of Trust and By-Laws, the New Trust may issue an indefinite number of shares of beneficial interest for each class of shares of the New Fund. By class, each share of the New Fund represents an equal proportionate interest with other shares of the New Fund. Each share, by class, has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the New Fund as authorized by the Board of Trustees with respect to each class. Shares of the New Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. Institutional Class shares of the New Fund received by each shareholder of each Existing Fund in the Reorganization will be issued at NAV without a sales charge, will be fully paid and non-assessable. Institutional Class shares have no subscription or preemptive rights. In the event of a liquidation or dissolution of the New Trust or the New Fund, shareholders of the New Fund are entitled to receive the assets available for distribution belonging to the Institutional Class of shares of the New Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets, if any, not belonging to any particular fund which are available for distribution.

Immediately after the transfer of each Existing Fund’s assets and liabilities, each Existing Fund will make a liquidating distribution pro rata to its shareholders of record of all the Institutional Class shares of the New Fund received, so that a holder of shares in an Existing Fund at the Closing Date of the Reorganization will receive a number of Institutional Class shares of the New Fund having the same aggregate net asset value as the shares of the respective Existing Fund the shareholder held immediately before the Reorganization. Such distribution will be accomplished by the transfer of Institutional Class shares of the New Fund credited to the account of each Existing Fund on the books of the New Fund’s transfer agent. Each account will represent the respective pro rata number of full and fractional Institutional Class shares of the New Fund due to the shareholders of each Existing Fund. All issued and outstanding shares of each Existing Fund will simultaneously be canceled on the books of each Existing Fund. The fiscal year end for the Existing Funds is March 31. The fiscal year end for the New Fund will be September 30.

The New Fund does not currently issue certificates to shareholders. Each Existing Fund shareholder will have the right to receive any unpaid dividends or other distributions that were declared by the Existing Fund with respect to shares held on July 14, 2023 (the “Closing Date”). No Institutional Class shares of the New Fund to be issued will have preemptive or conversion rights. No front-end sales loads or contingent deferred sales charges will be imposed in connection with the receipt of such shares by each Existing Fund shareholders. Each Existing Fund will then be liquidated and terminated.

The Reorganization Agreement contains customary representations, warranties and conditions designed to ensure that the Reorganizations are fair to all parties. The Reorganization Agreement provides that the consummation of each Reorganization with respect to each Existing Fund is contingent upon, among other things: (i) approval of the Reorganization Agreement by the shareholders of such Existing Fund; and (ii) an undertaking from the New Trust Board of Trustees that it will assure that the New Fund is not subject to an unfair burden as defined under Section 15(f) of the 1940 Act related to the Reorganizations. In addition, the Reorganization Agreement contains a condition that requires that WIT and the New Trust shall have received a tax opinion, subject to the limitations as described below, that the consummation of the Reorganizations will qualify as a “reorganization” under Section 368(a)(1) of the Code and will not result in the recognition of gain or loss for federal income tax purposes for each Existing Fund, the

31

New Fund or their shareholders. The receipt of a tax opinion is a condition of the Reorganizations that cannot be waived.

The Reorganization Agreement may be terminated if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time prior to the Closing Date of the Reorganization, the Board of Trustees of WIT determines that the consummation of the transactions contemplated by the Reorganization Agreements are not in the best interest of each Existing Fund’s shareholders. The parties may agree to amend the Reorganization Agreement to the extent permitted by law.

Each proposed Reorganization is a separate and distinct proposal and is not contingent upon the approval of the other proposed Reorganization. If a Reorganization is not approved by the shareholders of an Existing Fund or does not close for any other reason, such shareholders will remain shareholders of their Existing Fund, and the applicable Existing Fund will continue to operate. The Board of Trustees of WIT then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for such Existing Fund.

Portfolio Repositioning

The Cantor FBP Appreciation & Income Opportunities Fund will be repositioned in certain ways before the date of the conversion. That repositioning will involve the selling of all of the fixed income holdings of the fund, which were 17.4% of the Cantor FBP Appreciation & Income Opportunities Fund’s assets as of May 17, 2023. A schedule of investments after giving effect to the repositioning is included as Exibit C hereto.

The costs associated with repositioning the portfolio are considered to be a fund expense that will be born by the Cantor FBP Appreciation & Income Opportunities Fund. It is estimated that the repositioning of the fixed income holdings will generate an estimated capital gain of $0.05 per share. The equity portion of the Cantor FBP Appreciation & Income Opportunities Fund will not be repositioned in a material way in advance of the Reorganization. After the closing of the Reorganizations, the Adviser will manage the New Fund consistent with the New Fund’s investment strategy as described in the section “Investment Objectives and Investment Strategies” above.

Costs of Reorganization

Neither the Existing Funds nor the New Fund will pay any costs related to the Reorganizations. The costs of proxy solicitation; proxy printing, postage and processing; fund start-up costs; conversion fees; legal fees, the cost of preparing the Reorganization Agreement and the proxy statement on Form N-14 and any other Reorganization costs will be borne by Cantor. The estimated costs of the Reorganization are $130,000 . Cantor has engaged Okapi Partners, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $25,225.60.

Federal Income Taxes

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganizations, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

Each Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for U.S. federal income tax purposes. As a condition to the consummation of the Reorganizations, Greenberg Traurig will deliver an opinion (“Tax Opinion”) to WIT and the New Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Existing Funds and New Fund) and the existing U.S. federal income tax law, and conditioned on each Reorganization being completed in accordance with the Reorganization Agreement, for U.S. federal income tax purposes:

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•	Each Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1)(F) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);
•	No Fund will recognize any gain or loss as a direct result of each Reorganization;
•	Each Existing Fund’s shareholders will not recognize any gain or loss on the exchange of eachExisting Fund shares for the New Fund shares;
•	The aggregate tax basis in New Fund shares that each Existing Fund shareholder receives pursuant to the Reorganizations will be the same as the aggregate tax basis in each Existing Fund shares the shareholder holds immediately before the Reorganizations. The holding period for New Fund shares that each Existing Fund shareholder receives pursuant to the Reorganizations will include the holding period for each Existing Fund shares that the shareholder holds immediately before the Reorganizations, provided that the shareholder holds the shares as capital assets at the time of the Reorganizations;
•	The New Fund’s tax basis in each asset that each Existing Fund transfers to it will be the same as each Existing Fund’s tax basis therein immediately before the Reorganizations, and the New Fund’s holding period for each such asset will include each Existing Fund’s holding period therefore immediately before the Reorganizations; and
•	The New Fund will succeed to and take into account each Existing Fund’s tax attributes enumerated in Section 381(c) of the Code.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganizations on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganizations.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganizations will be as described above. If the Reorganizations were consummated but the IRS or the courts were to determine that the Reorganizations did not qualify as a tax-free reorganization under the Code, and thus was taxable, each Existing Fund would recognize gain or loss on the transfer of its assets to the New Fund, and each shareholder of each Existing Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in each Existing Fund shares and the fair market value of the shares of the New Fund it received.

The tax year of Cantor FBP Equity & Dividend Plus is expected to continue with the New Fund, and the capital gains, if any, resulting from Fund turnover prior to the Reorganization will be carried over to the New Fund. The Reorganization of the Cantor FBP Appreciation & Income Opportunities Fund is expected to end the tax year of the Cantor FBP Appreciation & Income Opportunities Fund, which will accelerate distributions to shareholders from the Cantor FBP Appreciation & Income Opportunities Fund for its short tax year ending on the Closing Date. Such distributions will be taxable and will include any capital gains resulting from Fund turnover prior to the Reorganizations. If determined necessary by the Funds, each Existing Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization.

General Limitation on Losses. Assuming the Reorganizations qualify as tax-free reorganizations, as expected, the New Fund will succeed to the tax attributes of each Existing Fund upon the closing of the Reorganizations, including any capital loss carryovers that could have been used by each Existing Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of each Existing Fund, if any, will potentially be available to offset future gains recognized by the New Fund. Capital losses of each

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Existing Fund or the New Fund may generally be carried forward indefinitely to offset future capital gains, subject to certain limitations.

Capital losses of the New Fund, as the successor in interest to each Existing Fund, may subsequently become subject to an annual limitation as a result of sales of the New Fund shares or other transactions occurring post-Reorganizations to the extent that they are deemed to result in a change of ownership of the New Fund.

The foregoing description of the U.S. federal income tax consequences of the Reorganizations applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

Capitalization

The following table sets forth, as of May 8, 2023: (i) the unaudited capitalization of the shares of each Existing Fund (ii) the hypothetical, unaudited pro-forma capitalization of the Institutional Class shares of the New Fund, and (iii) the unaudited pro-forma combined capitalization of the New Fund assuming the Reorganizations have been approved. If the Reorganizations are consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in each Existing Fund and changes in NAV.

	Existing Fund – Cantor FBP Equity & Dividend Plus Fund	Existing Fund – Cantor FBP Appreciation & Income Opportunities Fund	New Fund – Cantor FBP Equity & Dividend Plus Fund(1) (2)	Proforma adjustments	Proforma – Combined Fund
Net Assets	$29,954,673	$28,346,948	$ -	$ -	$58,301,621
Institutional Class Shares			$ -	$ -	$ -
Shares Outstanding	1,177,917	1,438,500	-	(323,785)	2,292,632
Institutional Class Shares			-	-	$ -
Net Asset Value	$25.43	$19.71	$ -	$ -	$25.43
Institutional Class Shares			$ -	$ -	$ -

(1)	The New Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
(2)	The New Fund also offers Class A and Class R6 Shares, which have no outstanding shares as of the date of this N-14 and will not be offered until after the Reorganizations are completed.

REASONS FOR THE REORGANIZATIONS

At a meeting held on February 21, 2023, the WIT Board reviewed a proposal from Cantor regarding the proposed reorganization of each Existing Fund into the New Fund. At the meeting, the Board evaluated materials provided by Cantor regarding the proposed Reorganizations. The Board also received materials from legal counsel discussing the legal standards for its consideration and approval of the proposed Reorganizations.

At the meeting, Cantor reviewed the rationale for proposing the Reorganizations. This included the challenges of growing the Existing Funds due to their relatively small size and the limited demand for the Cantor FBP Appreciation & Income Opportunities Fund given its strategy of investing in both equity and fixed income securities. The Board took into consideration Cantor’s desire to reorganize the Existing Funds into the New Fund so that the New

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Fund will be better positioned to increase its assets through enhanced distribution opportunities, which could potentially result in greater operating efficiencies that over time might lead to the realization of economies of scale and lower operating expenses that would benefit shareholders of the New Fund.

In approving the Reorganizations, the Board, including the Trustees who are not “interested persons” (the “Independent Trustees”) of each Existing Fund within the meaning of the 1940 Act, considered various factors, including those set forth below.

•	that the investment objectives and principal investment strategies of the Cantor FBP Equity and Dividend Plus Fund and the New Fund are identical and substantially similar, respectively, while the investment objectives and principal investment strategies of the Cantor FBP Appreciation & Income Opportunities Fund and the New Fund are similar;

•	that the investment risks of the Cantor FBP Equity and Dividend Plus Fund and the New Fund are identical, while the investment risks of Cantor FBP Appreciation & Income Opportunities Fund and the New Fund are similar;

•	the investment performance of the Existing Funds for the period ended December 31, 2022, noting that the New Fund is expected to assume the investment performance of the Cantor FBP Equity and Dividend Plus Fund following the Reorganizations;

•	that the portfolio manager for the Existing Funds is expected to be the portfolio manager for the New Fund following the Reorganizations;

•	the fees and expenses of the Existing Funds and the New Fund, noting that maximum advisory fee rate for the New Fund will be 0.05% lower than the maximum advisory fee rate for each Existing Fund;

•	that the total annual fund operating expenses of the Institutional Class Shares of the New Fund before fee waivers and/or expense limitations would be higher than those of the shares of the Cantor FBP Appreciation & Income Opportunities Fund and that the New Fund’s total annual fund operating expenses before fee waivers and/or expense limitations might increase further should the New Fund be unable to increase its assets and benefit from lower expenses through the realization of economies of scale;

•	that shareholders of the Existing Funds will receive Institutional Class shares of the New Fund in the Reorganizations and that those shares will not be subject to a front-end sales load, contingent deferred sales charge or Rule 12b-1 fee;

•	that the contractual expense limitation on the Institutional Class shares of the New Fund will be 0.13% and 0.08% lower than the current expense limitations on the shares of the Cantor FBP Equity and Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund, respectively, noting that there was no guarantee that the Adviser would extend the contractual expense limitation on the Institutional Class Shares of the New Fund beyond the initial period;

•	that each of the investment adviser, distributor, administrator, transfer agent and fund accountant to the Existing Funds is expected to serve in the same capacity to the New Fund following the Reorganizations;

•	the terms and conditions of the form of Reorganization, including the New Fund’s assumption of the assets and liabilities of each Existing Fund;

•	the fact that Cantor will bear the costs and expenses associated with the Reorganizations, and that no portion of these costs or expenses will be borne by the Existing Funds, the New Fund or their respective shareholders;

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•	the expectation that each Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and that the Existing Funds and their shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganizations;

•	that the shareholders of the Existing Funds who do not wish to become shareholders of the New Fund will be able to redeem their shares of the Existing Funds before the closing of the Reorganizations;

•	the potential disadvantages of the Reorganizations, including the possibility that certain Existing Fund shareholders might redeem their shares prior to the Reorganizations and the New Fund’s assets might not increase over time; and

•	that the Reorganizations are recommended by Cantor, the Existing Funds’ investment adviser, which believes that the reorganization of each Existing Fund into the New Fund could benefit the Existing Funds and their respective shareholders.

After consideration of the factors set forth above, together with other information considered to be relevant, and recognizing that there can be no assurance that any anticipated benefit will be in fact realized, the Board, including a majority of the Independent Trustees, determined that the Reorganizations, as proposed, (1) are in the best interests of the Existing Funds and (2) would not dilute the interests of the Existing Funds’ existing shareholders. The Board, including a majority of the Independent Trustees, unanimously approved the Reorganizations and the Reorganization Agreement and directed that the Reorganization Agreement be submitted to the respective shareholders of the Existing Funds for their approval.

SHAREHOLDER RIGHTS

General Shareholder Rights

General. Each Existing Fund is a series of WIT. WIT is an open-end management investment company that was organized as a Massachusetts corporation on July 18, 1988. WIT is governed by its By-Laws and by applicable Massachusetts law.

The New Fund is a series of the New Trust. The New Trust is an open-end management investment company that was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated December 16, 2021. The New Trust is governed by its By-Laws and by applicable Delaware law.

Shares. WIT and the New Trust are authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each of WIT and the New Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

Voting Requirements. All shares of WIT and the New Trust entitled to vote on a matter shall vote on the matter, separately by series and, if applicable, by class, subject to: (1) where the 1940 Act requires all shares of WIT and the New Trust to be voted in the aggregate without differentiation between the separate series or classes, then all of WIT’s and the New Trust’s shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter.

Comparison of Shareholder Rights

The foregoing is only a summary of certain rights of shareholders of the Existing Funds and the New Fund under their respective Trust’s governing charter documents and by-laws, state law, and the 1940 Act, and is not a complete description of provisions contained in those sources. Shareholders should refer directly to the provisions of state law, the 1940 Act and rules thereunder for a more thorough description.

We do not believe there are any material differences in shareholder rights between each Existing Fund and the New Fund.

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Taxes

Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary is not applicable to the tax consequences of the Reorganization. The tax-free nature of the Reorganization is discussed above under INFORMATION RELATING TO THE REORGANIZATION – Federal Income Taxes.

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must, among other requirements, distribute each year at least 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized capital gains to the shareholders, it is expected that the Funds will not be required to pay any federal income taxes on the amounts distributed to shareholders.

Each Existing Fund distributes substantially all of its net investment company taxable income annually. The New Fund will distribute substantially all of its net investment company taxable income annually. Each Fund distributes substantially all of its net realized capital gains, if any, at least annually. The dividends and distributions that shareholders receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions received from the Fund may be taxable whether or not shareholders reinvest them.

Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent that underlying income of the Fund consists of qualified dividend income, income distributions received by individual shareholders of the Fund may be subject to federal income tax at the individual shareholder’s applicable tax rate for long-term capital gains. To the extent that income distributions received by corporate shareholders of the Fund consist of dividends, the corporate shareholders may qualify for a dividends received deduction. Long-term capital gains distributed to you generally are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of shares of one Fund for shares of another Fund (other than an exchange of shares of the Existing Fund for shares of the New Fund in connection with the reorganization) generally is treated as a taxable sale. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

Under current law, an additional 3.8% Medicare tax generally is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders with tax-advantaged or other retirement accounts generally will not be subject to federal taxation on income and capital gain distributions until distributions from the retirement account are received. Shareholders should consult their tax adviser regarding the rules governing their own retirement plan.

INFORMATION ABOUT THE EXISTING FUNDs AND NEW FUND

For a detailed discussion of the investment objectives, policies, risks and restrictions of each Existing Fund, see the Prospectus for each Existing Fund dated August 1, 2022 (File No. 811-05685), which has been filed with the SEC and is incorporated by reference into this Proxy Statement. For a detailed discussion of the investment objectives, policies, risks and restrictions of the New Fund, see the Prospectus for the New Fund dated April 17, 2023 (File No. 333-262101), which has been filed with the SEC and is incorporated by reference into this Proxy Statement. A Statement of Additional Information for each Existing Fund dated August 1, 2022 (File No. 811-05685), has been filed with the SEC, and is incorporated by reference into this Proxy Statement. A Statement of Additional Information

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for the New Fund dated April 17, 2023 (File No. 333-262101), has been filed with the SEC, and is incorporated by reference into this Proxy Statement. Copies of the Prospectus and Statement of Additional Information for each Existing Fund are available upon request and without charge by calling 1-866-738-1127 or visit the Existing Funds’ website www.fbpfunds.com or write to The Cantor-FBP Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 by regular mail or 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 by overnight courier service. A copy of the New Fund’s Prospectus is included herewith and a copy of the Statement of Additional Information for the New Fund is available upon request and without charge by calling toll-free 800 523-1918 or at www.sec.gov.

WIT and the New Trust are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, and files reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by WIT and the New Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the EDGAR Database on the SEC’s Internet site at http//www.sec.gov, and the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

Financial Statements. The financial statements of each Existing Fund for the fiscal year ended March 31, 2022 have been audited by Cohen & Company, Ltd., located at 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, its independent registered public accounting firm, and are contained in the Annual Report to shareholders. The unaudited financial statements for the fiscal period ended September 30, 2022 are contained in the Semi- Annual Report to shareholders. WIT will furnish, without charge, a copy of the Annual Report and Semi-Annual Report upon request. Requests should be made by calling 1-866-738-1127 or visit the Existing Funds’ website www.fbpfunds.com or write to The Cantor-FBP Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 by regular mail or 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 by overnight courier service. The Annual Reports for Each Existing Fund also are available on the SEC’s website at www.sec.gov. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

The Financial Highlights relating to each Existing Fund contained in each Semi- Annual Report for the fiscal period ended September 30 , 2022 are attached as Exhibit B.

Under the Reorganization Agreement, each Existing Fund is proposed to be reorganized into the New Fund. Pro forma financial information for the New Fund has not been prepared because the New Fund is a newly-organized shell with no assets or liabilities that will commence investment operations upon completion of the Reorganizations and continue the operations of the Cantor FBP Equity & Dividend Plus Fund. The Cantor FBP Equity & Dividend Plus Fund will be the accounting survivor of the Reorganizations.

VOTING MATTERS

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of WIT in connection with the Special Meeting to be held on July 7, 2023 at 10:00 am Eastern time, and at any adjournments thereof. This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of each Existing Fund on or about May 26, 2023. It is expected that the solicitation of proxies will be by mail.

The Board of Trustees of WIT has fixed the close of business on May 8, 2023 as the record date for determining the shareholders of each Existing Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.

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Voting Rights and Required Vote

Each shareholder of each Existing Fund is entitled to one vote for each full share held and fractional votes for fractional shares. The holders of 33 1/3% of the outstanding shares of each Existing Fund entitled to vote at the Special Meeting, present in person or by proxy, shall constitute a quorum, however, approval of each respective Reorganization requires the affirmative vote of the “majority of the outstanding voting securities” as that term is defined in the 1940 Act (the “1940 Act Majority”) of the applicable Existing Fund. A “1940 Act Majority” of the outstanding voting securities of a fund means the lesser of (i) 67% or more of the voting securities of the fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the fund.

If you wish to participate in the Special Meeting, you may submit the proxy card included with this Proxy Statement, or attend in person. (Guidelines on voting by proxy card are immediately after the Notice of Special Meeting.)

If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy. Proxies that are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. It is not anticipated that any matters other than the approval of the Reorganizations will be brought before the Special Meeting. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

Proxies may be revoked by executing and delivering a later-dated signed proxy to the President of WIT at the address set forth on the cover page of this Proxy Statement, or by attending the Special Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon.

Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum. Under the rules applicable to broker-dealers, if a broker holds a shareholder’s shares in the broker’s name, the broker will not be entitled to vote those shares if the broker has not received instructions from the shareholder.  A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.  The proposal described in this Proxy Statement is considered “non-routine” for purposes of determining broker-non-votes.

However, it is the Funds’ understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting.

Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting.  As a result, they have the same effect as a vote against the respective Reorganization because approval of each Reorganization requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities of the applicable Existing Fund. If each Reorganization is not approved by the shareholders of the applicable Existing Fund or does not close for any other reason, such shareholders will remain shareholders of their Existing Fund, and such Existing Fund will continue to operate. The Board of Trustees of WIT then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for any Existing Fund that did not approve the Reorganization. If sufficient votes in favor of a respective Reorganization are not received by the time scheduled for the Special Meeting, a majority of the votes cast by shareholders of each Existing Fund present in person or by proxy at the Special Meeting (whether or not sufficient to constitute a quorum) may adjourn the Special Meeting with respect to that Existing Fund. The Special Meeting may also be adjourned by the Chairperson of the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.

A shareholder of each Existing Fund who objects to the proposed Reorganization for such shareholder’s Existing Fund will not be entitled under either Massachusetts law or the Declaration of Trust of WIT to demand

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payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganizations are consummated, shareholders will be free to redeem the shares of the New Fund that they receive in the transaction at their then-current net asset value. Shares of each Existing Fund may be redeemed at any time prior to the consummation of the Reorganizations. Shareholders of each Existing Fund may wish to consult their tax advisers as to any different consequences of redeeming their shares prior to each Reorganization or exchanging such shares in each Reorganization.

WIT does not hold annual shareholder meetings. If a Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting of their respective Existing Fund should send their written proposals to the President of WIT at the address set forth on the cover of this Proxy Statement so that they will be received by WIT in a reasonable period of time prior to that meeting.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES.

Please advise WIT whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

Record Date and Outstanding Shares

Only shareholders of record of each Existing Fund on the Record Date are entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof. Shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share of the applicable Existing Fund that they hold as of the Record Date. At the close of business on the Record Date, there were outstanding and entitled to vote the following shares of each Existing Fund:

Cantor FBP Equity & Dividend Plus Fund	Number of Shares
Shares	1,178,953.0470

Cantor FBP Appreciation & Income Opportunities Fund	Number of Shares
Shares	1,438,499.7710

The votes of the shareholders of the New Fund are not being solicited, because their approval or consent is not necessary for the approval of the Reorganization. At the close of business on the Record Date there were no New Fund shares.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the officers and Trustees of WIT, as a group, beneficially owned less than 1% of the outstanding shares of each Existing Fund. As of the Record Date, the New Fund had no shares outstanding.

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a series or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with Cantor.

As of May 8, 2023, to the knowledge of the Trustees and management of WIT, other than as set forth below, no person owned beneficially or of record 5% or more of the outstanding shares of each Existing Fund.

Cantor FBP Equity & Dividend Plus Fund
Name and Address	Percentage Owned	Type of Ownership
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UBS Fincncial Services Inc/Spec Custody Acct FBO Vustomers 0O0 11011 6100 Attn Department Manager 1000 Harbor Bvld 5th Fl Weehawken, NJ 07086	20.32%	Record
First National Bank Cust FBO Erin Fry Roth IRA Account 531 N 82nd St Seattle, WA 98103	11.78%	Record
Charles Schwab & Co Inc/Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105	17.15%	Record
Cantor FBP Appreciation & Income Opportunities Fund
Name and Address	Percentage Owned	Type of Ownership
Charles Schwab & Co Inc/Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105	13.98%	Record

OTHER BUSINESS

The Board of Trustees of WIT knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to WIT by calling 1-866-738-1127.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET. INFORMATION ON THE VARIOUS MANNERS OF VOTING ARE SET FORTH IN THE ENCLOSED PROXY.

By Order of the Board of Trustees of Williamsburg Trust, /s/ John T. Bruce John T. Bruce Trustee and President of the Cantor Flippin, Bruce & Porter Funds

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this 14th day of July, 2023 by and among: (i) Williamsburg Investment Trust (the “Target Entity”), an open-end registered investment company, separately, where applicable, on behalf of its series identified on Exhibit A hereto (each a “Target Fund”); and (ii) Cantor Select Portfolios Trust, an open-end registered investment company (the “Acquiring Entity”), separately, where applicable, on behalf of its series identified on Exhibit A hereto (each an “Acquiring Fund”). Cantor Fitzgerald Investment Advisors, LP (“Cantor”) joins this agreement solely for purposes of Sections 1.1(f), 5.1(a), 9.2, 14, 16.3, 17.1, and 17.2.

WHEREAS, the parties hereto intend for the Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (as each such term is defined in Section 1.1) of the Target Fund in exchange for Institutional Class shares of the Acquiring Fund of equal value to the Net Assets (as defined in Section 1.1(c)) of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganizations”). The Acquiring Fund is, and will be immediately prior to Closing (as defined in Section 3.1), a shell series, without assets or liabilities, created solely for the purpose of acquiring the Assets and Liabilities of the Target Fund;

WHEREAS, the Target Entity and the Acquiring Entity is each an open-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATIONS

1.1.             Provided that all conditions precedent to the Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Entity and the Acquiring Entity agree to take the following steps with respect to the Reorganization, the parties to which and classes of shares to be issued in connection with which are set forth in Exhibit A:

(a)                The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.1(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund Institutional Class shares determined in the manner set forth in Section 2.

(b)                The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings,

1

whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, and choses in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Closing Date as defined in Section 2.1(a) (collectively, “Assets”). The Assets of the Target Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof, except as contemplated under Section 4.1(f).

(c)                The Target Fund will use its best efforts to identify and discharge all known liabilities and obligations prior to the Closing Date (as defined in Section 2.1(a)) to the extent possible and consistent with its own investment objectives and policies and normal business operations, and prior to the Closing Date will have discharged such liabilities, including without limitation (i) liabilities arising from the Target Fund’s allocation of Target Entity obligations, such as any undischarged obligations to board members under a deferred compensation plan; (ii) any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between the Target Fund and Cantor (including any recoupment of any fees or expenses of the Target Fund previously waived or reimbursed); and, (iii) any liabilities or penalties resulting from the termination of material contracts or other commitments of the Target Fund, including the contracts listed on schedule 4.1(h). At the Closing, the Acquiring Fund shall assume all of the liabilities of the Target Fund set forth in the statement of Assets and Liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.1(g) (collectively, “Liabilities”). The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

(d)                As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Institutional Class shares of the Acquiring Fund received by the Target Fund pursuant to Section 1.1(a), as set forth in Exhibit A, on a pro rata basis, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring Fund’s Institutional Class shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund’s Institutional Class shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Closing Date. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange.

(e)                Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f)                 Beginning at least fifteen (15) business days prior to the Closing Date, the Target Fund will provide Cantor and the Acquiring Fund with a daily schedule of the Assets then held by the Target Fund, with current market values. At least ten (10) business days prior to the Closing

2

Date, Cantor, on behalf of the Acquiring Fund, will advise the Target Fund of any investments of the Target Fund shown on the Target Fund’s schedule of Assets that the Acquiring Fund would not be permitted to hold (i) under applicable law; or (ii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund’s Assets to the Acquiring Fund. Under such circumstances, to the extent practicable, the Target Fund will, if requested by the Acquiring Fund and in the Target Fund’s discretion, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Target Fund, make a good faith effort to liquidate such investments prior to the Closing Date. Notwithstanding the foregoing, nothing herein will permit or require the Target Fund to liquidate any Assets, if, in the reasonable judgment of the Target Entity’s board of trustees or the Target Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes, or would adversely affect the Target Fund’s status as a “regulated investment company” under the Code or would otherwise not be in the best interests of the Target Fund.

(g)                The Target Fund shall notify the Acquiring Fund of any portfolio security held by the Target Fund in other than book-entry form at least thirty (30) business days prior to the Closing Date.

(h)                Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(i)                 Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1.	With respect to the Reorganization:

(a)                The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date, using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s board of trustees. On the Closing Date, the Target Fund shall record the value of its Net Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern time) on the Closing Date, or as soon as practicable thereafter.

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(b)                The net asset value per share of Institutional Class shares of the Acquiring Fund issued in connection with the Reorganization shall be the net asset value per share of the Target Fund as of the close of business on the Closing Date.

(c)                The number of shares of Institutional Class shares of the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) issued in exchange for the Target Fund’s Net Assets shall equal the number of shares of the Target Fund outstanding as of the Closing Date. All Acquiring Fund Institutional Class shares delivered to a Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d)                All computations of value shall be made by the Target Fund or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund and/or its recordkeeping agent, and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

3.	CLOSING AND CLOSING DATE

3.1.             The Reorganization shall close on July 14, 2023, or such other date as the parties may mutually agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (the “Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern time or the finalization of the applicable Target Fund’s net asset value on the Closing Date of that Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree.

3.2.	With respect to the Reorganization:

(a)                The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be presented, transferred and delivered by the Target Fund’s custodian (the “Target Custodian”) as of the Closing Time to the Acquiring Fund’s custodian for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Target Custodian to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian to the Acquiring Fund’s custodian. A draft of such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such final certificates and other written instruments shall be transferred and delivered by the Target Custodian as of the Closing Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as specified by the Acquiring Fund’s custodian so as to constitute good delivery thereof. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to the undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian

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executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

(b)                The Target Entity shall direct the Target Custodian for the Target Fund to deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary Taxes (as defined in Section 4.1(l)) in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made. At the Closing, or as soon as practicable thereafter, the Acquiring Entity will cause the custodian for the Acquiring Fund to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

(c)                At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(d)                The Target Entity shall direct the transfer agent for a Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)                In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impossible or impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1.             The Target Entity, on behalf of itself or, where applicable the Target Fund, represents and warrants to the Acquiring Entity and Acquiring Fund as follows:

(a)                The Target Entity is a business trust organized under the laws of The Commonwealth of Massachusetts, validly existing and in good standing and with power under the Target Entity’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. The Target Fund is a duly established and

5

designated separate series of the Target Entity;

(b)                The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect, and will be in full force and effect on the Closing Date, and, to the knowledge of the Target Fund, no action or proceeding to revoke or suspend such registrations is pending, or threatened. All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c)                No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;

(d)                To the knowledge of the Target Fund, the current prospectus and statement of additional information and current shareholder reports of the Target Fund, and each prospectus and statement of additional information and shareholder reports of the Target Fund used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                To the knowledge of the Target Fund, the Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. To the knowledge of the Target Fund, (i) the Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and (ii) the value of the Net Assets of the Target Fund is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target Fund, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund, and (iii) there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund (or any class thereof) during the twelve (12) month period preceding the date hereof that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets and that have not been remedied or will not be remedied prior to the Closing Date in accordance with industry practice, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. To the knowledge of the Target Fund, all advertising and sales material used by the Target Fund during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of FINRA;

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(f)                 Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, free of adverse claims and subject to only those restrictions on the full transfer thereof as when they were held by the Target Fund, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will, as applicable, acquire assets that are segregated as collateral for the Target Fund’s derivative positions, including without limitation as collateral for swap positions and as margin for futures and options positions, subject to such segregation and liens that apply to such Assets;

(g)                Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

(h)                To the knowledge of the Target Fund, except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date, provided that such assigned contracts are identified on Schedule 4.1(h);

(i)                 To the knowledge of the Target Fund, except as set forth on Schedule 4.1(i), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or threatened against the Target Fund or Target Entity, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement. The Target Fund and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. The Target Fund (i) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target Fund, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring Fund; (ii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Fund; (iii) has not entered into any amendment of its Governing Documents that has not been disclosed to the Acquiring Fund; (iv) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than a lien for Taxes (as defined below) not yet due and payable or as contemplated by Section 4.1(f); and (v) has not entered into any agreement or made any commitment to do any of the

7

foregoing except as disclosed to the Acquiring Fund;

(j)                 The financial statements of the Target Fund for the most recently completed fiscal year have been, or will be, audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. To the knowledge of the Target Fund, such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, are or will be, as applicable, prepared in accordance with GAAP consistently applied, and such statements (copies of which, if available, have been furnished or made available to the Acquiring Fund) present fairly, or will present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or, to the knowledge of the Target Fund, is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(k)                Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund’s shares by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(l)                 To the knowledge of the Target Fund, on the Closing Date, all Tax Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) for the prior three (3) taxable years for which Tax Returns have been due shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Tax Return that the Target Fund is or may be subject to taxation in that jurisdiction. To the knowledge of the Target Fund, the Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service (the “Service”) pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any

8

attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(m)              The Target Fund: (i) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to Tax as a corporation for federal Tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of the Code, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date, and for each such taxable year (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code as of the last taxable year quarter end of the Target Fund closing on or before the Closing Date. The Target Fund will not have as of the Closing Date any material tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund;

(n)                The Target Fund has not changed its taxable year end within the most recent 48- month period ending on the last day of the month immediately preceding the Closing Date of a Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(o)              The Target Fund has not undergone, has not agreed to undergo, nor, to its knowledge, is required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund (including the Acquiring Fund as its successor) will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(p)                The Target Fund has not been notified in writing that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and, to the knowledge of the Target Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Service or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund;

(q)                The Target Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification

9

agreement;

(r)                 All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Target Transfer Agent, on behalf of the Target Fund;

(s)                 The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the board of trustees of the Target Entity and, subject to the approval of the shareholders of the Target Fund (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(t)                 The information relating to the Target Fund furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(u)              As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information requested by the Acquiring Fund reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Target Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, such information provided by any Target Fund will not, to its knowledge, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(v)                To the knowledge of the Target Fund, the books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(w)              The Target Entity and the Target Fund have maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of its business (the “Licenses and Permits”). Each License and Permit has been duly

10

obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Entity, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(x)                The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

(y)	The Target Fund has no unamortized or unpaid organizational fees or expenses.

4.2.                   The Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Target Entity and the Target Fund as follows:

(a)                The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, each with power under its Governing Documents to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;

(b)                The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened;

(c)                No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d)                The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)                The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

(f)                 Except as set forth on Schedule 4.2(f), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, and no such litigation, proceeding or investigation, if adversely determined, would

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materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)                The Acquiring Fund has not yet commenced operations. The Reorganization will be structured in a manner that is intended to qualify for U.S. federal income tax purposes as a “reorganization” within the meaning of Section 368(a)(1) of the Code. The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to Cantor or its affiliate to secure any required initial shareholder approvals;

(h)                On the Closing Date, all material Tax Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending;

(i)               The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to Tax as a corporation for federal Tax purposes and has elected (or will timely elect) the latter classification by filing Form 8832 with the Service, (iii) has not filed any income tax return, and intends to qualify to be a regulated investment company under Subchapter M of the Code and to be treated as a continuation of the Target Fund for its taxable year which includes the Closing Date, (iv) holds and has held no property and has and has had no Tax attributes, and (v) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(j)                 The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of the Agreement by the other parties thereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

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(k)                The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(l)                 The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(m)              The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Cantor or its affiliates;

(n)                As of the effective date of the N-14 Registration Statement, the date of the meeting of shareholders of the Target Fund and the Closing Date, the information provided by any Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

4.3.             With respect to the Reorganization, the Target Entity, on behalf of the Target Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)                The net asset value of the Acquiring Fund’s Institutional Class shares that each Target Fund shareholder receives will be equal to the net asset value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

(b)                The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

(c)                No cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (including reorganization expenses) thereof; and

(d)                Immediately following consummation of the Reorganization: (1) the shareholders of the Acquiring Fund will own all the Acquiring Fund shares and will own those shares solely by reason of their ownership of the Target Fund shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same Assets and will be subject to the Liabilities that the Target Fund held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than dividends and redemption payments) Target Fund will make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

5.	COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

5.1.	With respect to the Reorganization:

(a)                The Target Fund will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions,

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and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. In order to facilitate the transfer of Assets at the Closing Date, Cantor will use commercially reasonable efforts, subject to Cantor’s fiduciary duty, as applicable, to limit or cease portfolio trading on behalf of the Target Fund for a period of up to three (3) days prior to the Closing Date if such trading restrictions may practicably be implemented and are consistent with the investment objectives, policies and strategies of the Target Fund and consistent with fulfilling its fiduciary obligations as an investment adviser. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b)              The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item. The Target Fund agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the prospectus/proxy statement contained in the N-14 Registration Statement and other documents as are necessary, which each comply in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c)                Each Target Entity will call a meeting of the shareholders of the respective Target Fund to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to seek to obtain the required shareholder approval of the transactions contemplated herein. In the event that a Target Fund does not achieve a quorum or receives insufficient votes from shareholders to approve the proposal, the meeting for that particular Target Fund may be postponed or adjourned as permitted under the Target Entity’s Governing Documents, applicable law and the N-14 Registration Statement in order to permit further solicitation of proxies, for a period of up to 120 days or such longer period as is mutually agreed upon by the parties.

(d)                  The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e)                The Target Entity will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, and will assist the Acquiring Fund and Cantor in obtaining copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Entity or Cantor.

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(f)                 The Target Entity will provide the Acquiring Fund with: (i) a schedule, in the form of Schedule 5.1(f) hereto, certified by the Treasurer of the Target Entity, stating that the various statements, books and records set forth in Schedule 5.1(f) exist and specifying the location of such statements, books and records and the means by which the Acquiring Entity can access them (the “Schedule of Statements, Books and Records”); and (ii) FASB ASC 740-10 (formerly FIN 48) work papers and supporting statements pertaining to the Target Fund relating to any taxable years of the Target Fund not closed by the applicable Tax statute of limitations (the “ASC 740-10 Workpapers”). The Schedule of Statements, Books and Records and ASC 740-10 Workpapers shall be provided at or prior to the Closing.

(g)                The Target Fund will prepare and deliver to the Acquiring Fund at least five (5) business days prior to the Closing Date a statement of the Assets and the Liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing a statement of Assets and Liabilities of the Target Fund as of the Closing Date, certified by the Treasurer of the Target Entity.

(h)                Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(i)                 As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of all shares of the applicable class of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(j)                 The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(k)                The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(l)                 The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to assume the Target Fund’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.

(m)              The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(n)                The parties intend that the Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code.

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(o)                At or prior to the Closing, the Target Fund shall have delivered to the Acquiring Fund copies of: (i) any legal opinions that have been issued to or for the benefit of the Target Fund and which have continuing relevance and (ii) with respect to any wholly owned subsidiaries of the Target Fund (if any), any organizational documents, including without limitation, the declarations of trust, articles of incorporation and bylaws, together with the board meeting minutes and consent of directors or trustees and shareholders.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET ENTITY

6.1.             With respect to the Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Entity’s waiver, of the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)                All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)                The Acquiring Entity shall have delivered to the Target Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to Target Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Entity and Acquiring Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement;

(c)                The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time;

(d)                The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of the Institutional Class shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(e)                As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is contractually obligated to pay for services provided to the Acquiring Fund from those described in the N-14 Registration Statement;

(f)                 The Target Entity shall have received from the Target Transfer Agent a certificate stating that it has received from the Acquiring Entity the number of shares of the Acquiring Fund equal in value to the value of the shares of the Target Fund as of the time and date set forth in Section 3; and

(g)                The Target Entity shall have received on the Closing Date the opinion of counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Acquiring Entity), dated as of the Closing Date, covering the following points:

(i)                 The Acquiring Entity is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the trust power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring

16

Fund, as a registered investment company;

(ii)               The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii)             The Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Target Entity, and the Target Fund, it is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv)            The Acquiring Fund shares to be issued to the Target Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund’s Assets will be fully paid and non-assessable by the Acquiring Entity, and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and

(v)                The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Entity’s Governing Documents or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

7.1.             With respect to the Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)                All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)                The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Target Entity, (ii) the Schedule of Statements, Books and Records,

(iii) in electronic form, to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and (iv) the ASC 740-10 Workpapers;

(c)                The Target Entity shall have delivered to the Acquiring Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Entity and Target Fund made

17

in this Agreement are true and correct at and as of the Closing Time;

(d)                The Target Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) and 3.2(d) of this Agreement, respectively, and the Target Transfer Agent or the Target Entity’s President or Vice President shall have delivered the certificate contemplated by Section 5.1(f) of this Agreement, each duly executed by an authorized officer of the Target Custodian, the Target Transfer Agent, the Target Entity’s President or the Target Entity’s Vice President, as applicable;

(e)                The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;

(f)                 The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional shares of the Institutional Class shares of the Acquiring Fund set forth on Exhibit A hereto to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(g)                The Target Entity shall have duly executed and delivered to the Acquiring Entity, on behalf of the Target Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Target Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Entity may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;

(h)                The Acquiring Entity shall have received at the Closing: (i) a certificate of an authorized signatory of the Target Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received; (iii) a certificate of an authorized officer of the Target Transfer Agent confirming that the transfer agent has delivered its records containing the names and addresses of the record holders of the Target Fund’s shares and the number and percentage (to four decimal places) of ownership of the Target Fund owned by each such holder as of the Closing Date; and (iv) the Tax books and records of the Target Fund, including but not limited to, for purposes of preparing any Tax Returns required by law to be filed after the Closing Date;

(i)                 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement; and

(j)                 The Acquiring Entity shall have received on the Closing Date an opinion of counsel to the Target Entity (which may rely on certificates of officers or trustees of the Target Entity), covering the following points:

(i)                 The Target Entity is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and has the power under its Governing Documents to own all of Target Fund’s properties and assets, and to conduct its business, including that of the Target Fund, as described in its organizational documents or in the most recently filed registration statement of the Target Fund;

(ii)               The Target Entity is a registered investment company classified as a

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management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii)             The Agreement has been duly authorized by the Target Entity on behalf of Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity, the Acquiring Fund and Cantor, is a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable against the Target Entity in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(iv)            The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of, as appropriate, the Target Entity’s Governing Documents or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.             The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund in accordance with the provisions of the Target Entity’s Governing Documents, applicable law of The Commonwealth of Massachusetts, and the 1940 Act, and certified copies of the voting record from the proxy solicitor evidencing such approval shall have been delivered to the Acquiring Fund. If a Reorganization is not approved by the shareholders of a respective Target Fund or does not close for any other reason, the shareholders of such Target Fund will remain shareholders of such Target Fund, and such Target Fund will continue to operate. Notwithstanding anything herein to the contrary, neither a Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2.             The Agreement and transactions contemplated herein shall have been approved by the board of trustees of the Target Entity and the board of trustees of the Acquiring Entity and each party shall have delivered to the other party a copy of the resolutions approving this Agreement and the transactions contemplated in connection herewith adopted by such party’s board of trustees, certified by the secretary or equivalent officer. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2;

8.3.             On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

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8.4.             All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.5.             The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.6.           The Target Entity and the Acquiring Entity shall have received on or before the Closing Date an opinion of Greenberg Traurig, LLP (“Greenberg Traurig”) in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.6. In rendering such opinion, Greenberg Traurig may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Greenberg Traurig appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.6;

9.	FEES AND EXPENSES

9.1.             The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.             Except as noted below, Cantor shall be responsible for paying its own expenses, including legal fees, incurred by it or any of its affiliates in connection with this Agreement and the transactions contemplated herein. Cantor shall pay (i) the costs and expenses of the third-party solicitation firm utilized in connection with soliciting the shareholder approvals for the Reorganization; (ii) the printing and mailing costs associated with providing the supplement to the prospectus of the Target Fund notifying shareholders of board approval of this Agreement; (iii) the external legal costs associated with the N-14 Registration Statement preparation, filing and negotiations with the Commission; (iv) the fees charged by the Target Fund’s independent registered public accountants for services related to the Reorganization; and (v) all of the other reasonable and documented costs and expenses incurred in connection with soliciting the shareholder approvals for the Reorganization (other than any costs and expenses of Cantor’s counsel). For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear the expenses relating to the Reorganization.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and

20

all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the applicable Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that a Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

11.	INDEMNIFICATION

11.1.          With respect to a Reorganization, the Acquiring Entity, out of the assets of the Acquiring Fund, agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing of the Reorganization.

11.2.          With respect to a Reorganization, the Target Entity, out of the assets of the applicable Target Fund, agrees to indemnify and hold harmless the Acquiring Entity and each of the Acquiring Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the applicable Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing of the Reorganization.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

12.1.          Except as described in Section 9.2, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2.          The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations at any time prior to the Closing Date by: (i) mutual agreement of the parties; (ii) either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before July 14, 2023; unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; (iii) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied; or (iv) by the board of trustees of either the Target Entity or Acquiring Entity. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in

21

equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following the meeting of the shareholders of the Target Fund called pursuant to Section 5.1(c) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Acquiring Entity and Cantor:

Cantor Fitzgerald Investment Advisors, L.P.

110 East 59th Street

New York, NY 10022

Attention: General Counsel

Facsimile: 212.829.4708

With a copy to:

Greenberg Traurig LLP

3333 Piedmont Road, NE

Suite 2500

Atlanta, GA 30309

Attention: Terrence Davis

Facsimile: 678.553.7321

E-mail: davist@gtlaw.com

For the Target Entity:

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Fax:

Attn:

with a copy to: David James

Sullivan & Worcester LLP

1666 K Street, NW

Suite 700

Washington, D.C. 20006

Fax: 202.775.6875

Attn: John L. Chilton, Esq.

22

16.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1.          The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

16.3.        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.4.          This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

16.5.          The Target Entity is a Massachusetts business trust. With respect to the Reorganization of the Target Fund, the Target Entity is executing this Agreement on behalf of the Target Fund only. Pursuant to the Amended and Restated Agreement and Declaration of Trust of the Target Entity and applicable law of The Commonwealth of Massachusetts, there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Target Fund are enforceable against the assets of that Target Fund only, and not against the assets of the Target Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Entity generally or with respect to any other series thereof are enforceable against the assets of such Target Fund.

16.6.          The Acquiring Entity is a Delaware statutory trust. With respect to the Reorganization with the Acquiring Fund, the Acquiring Entity is executing this Agreement on behalf of the Acquiring Fund only. Pursuant to the Trust Instrument of the Acquiring Entity and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Acquiring Fund are enforceable against the assets of that Acquiring Fund only, and not against the assets of the Acquiring Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Entity generally or with respect to any other series thereof are enforceable against the assets of such Acquiring Fund.

16.7.          The parties expressly agree that their obligations hereunder shall not be binding upon any of their respective board members, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Section 9.2 hereof, shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the applicable Target Entity or the applicable Acquiring Entity, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

17.	PUBLICITY/CONFIDENTIALITY

17.1.          The parties shall cooperate in determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made,

23

provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

The Target Entity, the Acquiring Entity, and Cantor (for purposes of this Section 17, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, any non-public information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it becomes publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

17.2           In the event of a termination of this Agreement, the Protected Persons agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non- confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

[Signature pages follow]

24

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

Cantor Select Portfolios Trust, on behalf of its series identified on Exhibit A hereto	Williamsburg Investment Trust, on behalf of its series identified on Exhibit A hereto
By: Name: William Ferri Title: Trustee and President	By Name: Robert S. Harris Title: Chairman of the Board and Trustee

Cantor Fitzgerald Investment Advisors, LP, solely with respect to Sections 1.1(f), 5.1(a), 9.2, 14, 16.3, 17.1, and 17.2
By: Name: Mark Kaplan Title: Chief Executive Officer

25

EXHIBIT A

CHART OF REORGANIZATIONS

Target Entity/Fund (and share class)	Acquiring Entity/Fund (and share class)
Williamsburg Investment Trust	Cantor Select Portfolios Trust
Cantor FBP Equity & Dividend Plus Fund Shares	Cantor FBP Equity & Dividend Plus Fund Institutional Class Shares
Cantor FBP Appreciation & Income Opportunities Fund Shares
26

Schedule 4.1(h)

Assigned Contracts

N/A

27

Schedule 4.1(i)

Target Fund/Target Entity Litigation, Administrative Proceedings and Investigations

[TO BE COMPLETED]

28

Schedule 4.2(f)

Acquiring Fund Litigation, Administrative Proceedings and Investigations

N/A

29

Schedule 5.1(f)

Target Fund Statements, Books and Records

Type of Statements, Books or Records	Method of Access

Shareholder ledger accounts including, without limitation:

•         the name, address and taxpayer identification number of each shareholder of record,

•         the number of shares of beneficial interest held by each shareholder,

•         the dividend reinvestment elections applicable to each shareholder, and

•         the backup withholding and nonresident alien withholding certifications

Electronic
Information in connection with the Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Income Tax Regulations”)	Electronic
Notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Closing Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets	Electronic
Year-end shareholder tax reporting information including ICI broker files, Tax insert letters, and supporting calculations for the Target Fund	Electronic
All IRS Forms 8937 (Report of Organizational Actions Affecting Basis of Securities) filed or posted by the Target Fund	Electronic
30

Statement of the respective Tax[1] basis (by lot) and holding period as of the most recent Tax year end of the Target Fund of all portfolio securities to be transferred by the Target Fund to the Acquiring Fund	Electronic
Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed for Tax periods ending after the Closing Date[2]	Electronic
A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target Fund, as of the most recent Tax year end of the Target Fund, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code	Electronic
All Tax Returns filed by or on behalf of the Target Fund (including extensions)	Electronic
Any of the following that have been issued to or for the benefit of the Target Fund: (a) rulings, determinations, holdings or opinions issued by any Tax authority and (b) Tax opinions	Electronic

All books and records related to testing the qualification of the Target Fund as a regulated investment company for Tax purposes (e.g., distribution requirement, qualifying income requirement, quarterly asset diversification requirement)

Electronic
31

All books and records relating to the filing of FBARs (FinCEN Form 114, Report of Foreign Bank and Financial Accounts) by the Target Fund	Electronic
Current and historical books and records of the Target Fund to comply with regulatory requirements imposed under the 1940 Act, including, without limitation, Section 31(a) of the 1940 Act and the rules thereunder, for all periods including, but not limited to, up to and including the Closing Date	Electronic

1       The terms “Tax” or “Taxes” and “Tax Return” as used in this Schedule 5.1(f) shall be as set forth in Section 4.1(l) of this Agreement.

2       Such Tax books and records shall include, but not be limited to, a statement of the current earnings and profits of the Target Fund for U.S. federal income tax purposes, a statement of the items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code and the current and historical books and records of the Target Fund to comply with regulatory requirements imposed under the Code and the Income Tax Regulations for all periods including, but not limited to, up to and including the Closing Date.

32

Schedule 8.6

Tax Opinion

With respect to the Reorganization:

(i)                 The acquisition by the Acquiring Fund of all of the Assets of the Target Funds, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of the Target Funds, followed by the distribution by each Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of each Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and each Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii)               No gain or loss will be recognized by either Target Fund upon the transfer of all of its respective Assets to, and assumption of its Liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii)             No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of each Target Fund in exchange solely for the assumption of the Liabilities of each Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

(iv)              No gain or loss will be recognized by either Target Fund upon the distribution of the Acquiring Fund shares by each Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v)                The tax basis of the Assets of each Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of each Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi)              The holding periods of the Assets of each Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by each Target Fund pursuant to Section 1223(2) of the Code.

(vii)            No gain or loss will be recognized by the shareholders of either Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

(viii)          The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of each Target Fund will be the same as the aggregate tax basis of the respective Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix)              The holding period of Acquiring Fund shares received by a shareholder of a Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the

33

shareholder held Target Fund shares as capital assets on the date of the exchange pursuant to Section 1223(1) of the Code.

(x)                For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the Income Tax Regulations, the items of each Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Income Tax Regulations promulgated thereunder.

This opinion does not address the tax consequences of the Reorganization to contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

A-34

EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Existing Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Existing Funds (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended March 31 were audited by Cohen & Company, Ltd., the Existing Funds’ independent registered public accounting firm. whose report, along with the Existing Funds’ financial statements, is included in the annual report, which is available upon request. The information for the semi-annual period ended September 30, 2022 has been derived from the Existing Funds’ semi-annual financial statements, which have not been audited and are available upon request,

CANTOR FBP
EQUITY & DIVIDEND PLUS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data for a Share Outstanding Throughout Each Period:

	Six Months
	Ended
	Sept. 30,		Years Ended March 31,
	2022
	(Unaudited)		2022	2021	2020	2019	2018
Net asset value at beginning of period	$30.38		$28.19	$18.28	$25.19	$25.68	$25.96

Income (loss) from investment operations:
Net investment income	0.30		0.58	0.59	0.67	0.60	0.57
Net realized and unrealized gains (losses) on investments and written option contracts	(5.05)		4.03	9.90	(5.90)	0.83	1.38
Total from investment operations	(4.75)		4.61	10.49	(5.23)	1.43	1.95

Less distributions from:
Net investment income	(0.29)		(0.59)	(0.58)	(0.67)	(0.60)	(0.57)
Net realized gains	(1.11)		(1.83)	—	(1.01)	(1.32)	(1.66)
Total distributions	(1.40)		(2.42)	(0.58)	(1.68)	(1.92)	(2.23)

Net asset value at end of period	$24.23		$30.38	$28.19	$18.28	$25.19	$25.68

Total return (a)	(15.97	%) (b)	17.23%	58.15%	(22.33%)	5.64%	7.91%

Net assets at end of period (000’s)	$28,701		$32,615	$28,517	$20,919	$28,615	$26,279

B-1

Ratio of total expenses to average net assets	1.27	% (c)	1.23%	1.32%	1.25%	1.23%	1.24%

Ratio of net expenses to average net assets (d)	1.12	% (c)	1.12%	1.10%	1.07%	1.07%	1.07%

Ratio of net investment income to average net assets (d)	2.15	% (c)	1.97%	2.53%	2.70%	2.35%	2.19%

Portfolio turnover rate	7	% (b)	16%	21%	38%	18%	18%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not waived/reduced advisory fees.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined after advisory fee waivers/reductions by the Adviser. (Note 4).

CANTOR FBP
APPRECIATION & INCOME OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data for a Share Outstanding Throughout Each Period:

	Six Months
	Ended
	Sept. 30,		Years Ended March 31,
	2022
	(Unaudited)		2022	2021	2020	2019	2018

Net asset value at beginning of period	$23.79		$21.67	$14.43	$18.91	$18.99	$18.81

Income (loss) from investment operations:
Net investment income	0.16		0.27	0.29	0.38	0.37	0.41
Net realized and unrealized gains (losses) on investments and written option contracts	(3.61)		2.94	7.24	(3.65)	0.28	1.03
Total from investment operations	(3.45)		3.21	7.53	(3.27)	0.65	1.44

Less distributions from:
Net investment income	(0.17)		(0.29)	(0.29)	(0.38)	(0.37)	(0.41)
Net realized gains	(1.91)		(0.80)	—	(0.83)	(0.36)	(0.85)
Total distributions	(2.08)		(1.09)	(0.29)	(1.21)	(0.73)	(1.26)

Net asset value at end of period	$18.26		$23.79	$21.67	$14.43	$18.91	$18.99

Total return (a)	(14.91	%) (b)	15.16%	52.63%	(18.56%)	3.44%	7.91%
B-2

Net assets at end of period (000’s)	$29,612		$35,293	$35,568	$25,287	$33,376	$34,614

Ratio of total expenses to average net assets	1.20	% (c)	1.14%	1.20%	1.16%	1.12%	1.10%

Ratio of net expenses to average net assets (d)	1.05	% (c)	1.05%	1.03%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets (d)	1.47	% (c)	1.17%	1.61%	2.03%	1.89%	2.16%

Portfolio turnover rate	8	%(b)	10%	11%	18%	21%	10%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not waived/reduced advisory fees.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined after advisory fee waivers/reductions by the Adviser. (Note 4).

B-3

EXHIBIT c

Cantor FBP APPRECIATION & INCOME OPPORTUNITIES FUND

The following Schedule of Investments for the Cantor FBP Appreciation & Income Opportunities Fund is as of May 17, 2023.  Before the Reorganization date, it is anticipated that the Adviser will (1) sell the fixed income portion of the Cantor FBP Appreciation & Income Opportunities Fund and (2) will purchase additional positions in the common stocks, as well as other stock, that are represented on the Schedule of Investments below .

SCHEDULE OF INVESTMENTS

Shares		Value
	COMMON STOCKS - 78.67%
	COMMUNICATIONS – 1.43%
10,000	COMCAST CORP - CLASS A	402,900.00

	CONSUMER DISCRETIONARY – 6.40%
1,700	ADVANCE AUTO PARTS INC	207,570.00
23,000	FORD MOTOR CO.	264,500.00
1,000	HOME DEPOT, INC. (THE)	292,390.00
5,000	KOHL'S CORPORATION	101,900.00
2,500	THE TJX COMPANIES INC	197,375.00
17,000	TAPESTRY, INC.	738,650.00

	CONSUMER STAPLES – 6.59%
7,000	KELLOGG COMPANY	484,120.00
1,500	KIMBERLY CLARK CORP	217,275.00
3,000	MONDELEZ INTERNATIONAL	231,690.00
4,800	PHILIP MORRIS INT'L, INC.	448,752.00
1,500	J.M. SMUCKER COMPANY	232,065.00
1,500	TARGET CORPORATION	241,440.00

	ENERGY – 7.89%
3,600	CHEVRON CORP.	560,556.00
5,000	CONOCOPHILLIPS	503,550.00
9,000	DEVON ENERGY CORPORATION	429,390.00
12,000	SHELL PLC	729,480.00

	FINANCIALS – 15.20%
21,000	BANK OF AMERICA CORP	599,970.00
10,000	BANK OF NEW YORK MELLON	406,600.00
4,700	CAPITAL ONE FINANCIAL CRP	445,043.00
6,100	JPMORGAN CHASE & CO	844,545.00
9,000	LINCOLN NATIONAL CORP	188,640.00
9,000	METLIFE INC	465,300.00
2,800	THE TRAVELERS COS, INC.	508,704.00
6,500	TRUIST FINANCIAL CORP	187,980.00
6,300	US BANCORP	191,835.00
11,000	WELLS FARGO & CO	445,060.00

	HEALTH CARE – 11.31%
6,300	BRISTOL-MYERS SQUIBB CO	419,139.00
6,000	CVS HEALTH CORP	416,580.00
3,900	JOHNSON & JOHNSON	620,061.00
6,300	MERCK & CO., INC.	722,988.00
13,800	ORGANON & CO.	284,004.00
12,000	PFIZER INC	441,000.00
3,200	MEDTRONIC PLC	283,456.00
C-1

	INDUSTRIALS – 7.19%
2,700	EMERSON ELECTRIC COMPANY	222,075.00
1,700	FEDEX CORPORATION	384,013.00
500	LOCKHEED MARTIN CORP	228,650.00
3,600	RAYTHEON TECHNOLOGIES COR	347,652.00
3,000	STANLEY BLACK & DECKER	245,310.00
3,500	EATON CORP PLC	598,500.00

	MATERIALS – 2.86%
5,000	COMPASS MINERALS INT INC	167,650.00
4,000	DOW, INC.	205,920.00
3,100	NUCOR CORP	432,884.00

	TECHNOLOGY – 15.37%
6,000	APPLE, INC.	1,036,140.00
1,300	BROADCOM INC	854,711.00
11,000	CISCO SYSTEMS INC	523,930.00
21,000	HP, INC.	635,670.00
11,000	HEWLETT PACKARD ENTERPRIS	157,410.00
10,500	INTEL CORPORATION	303,135.00
4,200	INTERNAT BUSINESS MACH	527,982.00
300	MICROSOFT CORPORATION	94,200.00
2,000	SKYWORKS SOLUTIONS INC	198,180.00

	UTILITIES – 4.42%
4,000	ATMOS ENERGY CORP.	467,120.00
8,500	DOMINION ENERGY, INC.	452,370.00
3,500	DUKE ENERGY CORP	325,570.00
	TOTAL : COMMON STOCKS (Cost $13,932,564.62)	22,163,580.00

	CORPORATE BONDS - 11.94%
	CONSUMER STAPLES - 1.72%
500,000	KROGER CO 3.70% 04/15/27	483,349.09

	FINANCIALS – 1.62%
500,000	PNC FINCL 3.45% 04/23/29	456,124.51

	HEALTH CARE - 1.74%
500,000	ELEVANCE 4.101% 3/1/28	489,000.26

	INDUSTRIALS - 5.17%
500,000	HUBBELL 3.35% 03/01/26	481,352.25
500,000	NSC 3.85% 01/15/24	495,468.64
500,000	REP. SVC. 11/15/27 3.375%	478,773.29

	UTILITIES – 1.70%
500,000	AWK 3.75% 09/01/2028	480,177.85
	TOTAL : CORPORATE BONDS (Cost $ 3,343,145.00)	3,364,245.89

	MONEY MARKET FUNDS – 2.54%
	MONEY MARKET– 2.54%
716,075.81	FIDELITY INST GOVNMT FUND	716,075.81
	TOTAL : MONEY MARKET FUNDS (Cost $716,075.81)	716,075.81

	OPTIONS – (0.13%)
C-2

	EQUITY OPTION – (0.13%)
(40.00)	ATO 10/20/2023 C125	(19,200.00)
(105.00)	INTC 07/21/2023 C30	(12,285.00)
(40.00)	MET 06/16/2023 C77.5	(160.00)
(20.00)	MRK 10/20/2023 C125	(5,340.00)
(20.00)	SPG 07/21/2023 C140	(200.00)
(60.00)	TPR 05/19/2023 C47.5	(480.00)
	TOTAL : OPTIONS (Cost $ (58,834.08))	(37,665.00)

	REIT – 1.70%
	REAL ESTATE – 1.70%
4,500	SIMON PROPERTY GROUP INC	478,350.00
	TOTAL : REIT (Cost $ 470,725.65)	478,350.00

	U.S. GOVERNMENT & AGENCIES – 5.28%
	U.S. TREASURY OBLIGATIONS – 5.28%
750,000	US T-Note 09/15/2025	741,474.61
750,000	US T-Note 09/30/2024	746,806.64
	TOTAL : U.S. GOVERNMENT & AGENCIES (Cost $1,485,898.44)	1,488,281.25

C-3

FORM OF PROXY	FORM OF PROXY

WILLIAMSBURG INVESTMENT TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 7, 2023
225 PICTORIA DRIVE, SUITE 450, CINCINNATI, OHIO 45246

Cantor fbp equity & Dividend Plus FUND

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”), a series of the Williamsburg Investment Trust (the “Trust”), hereby appoints David James and Jennifer Merchant, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on July 7, 2023 at 10:00 a.m., Eastern Time, at the offices of Ultimus Fund Solutions located 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE
CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/CANTORFBP2023 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on July 7, 2023

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between WIT, on behalf of each of the Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund (the “Existing Funds”), and Cantor Select Portfolios Trust (the “New Trust”), on behalf of the Cantor FBP Equity & Dividend Plus Fund (the “New Fund”), providing for the acquisition of all the assets and liabilities of the Existing Funds by the New Fund in exchange for Institutional Class shares of the New Fund; (ii) the distribution of such classes of shares of the New Fund to shareholders of the classes of the Existing Funds; and (iii) the liquidation and termination of the Existing Funds	☐	☐	☐

2.	Any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

You may have received more than one proxy card due to multiple investments in the Trust.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 7, 2023

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING
ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/CANTORFBP

FORM OF PROXY	FORM OF PROXY

WILLIAMSBURG INVESTMENT TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 7, 2023
225 PICTORIA DRIVE, SUITE 450, CINCINNATI, OHIO 45246

CANTOR FBP APPRECIATION & INCOME OPPORTUNITIES FUND

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”), a series of the Williamsburg Investment Trust (the “Trust”), hereby appoints David James and Jennifer Merchant, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on July 7, 2023 at 10:00 a.m., Eastern Time, at the offices of Ultimus Fund Solutions located 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE
CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/CANTORFBP2023 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on July 7, 2023

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between WIT, on behalf of each of the Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund (the “Existing Funds”), and Cantor Select Portfolios Trust (the “New Trust”), on behalf of the Cantor FBP Equity & Dividend Plus Fund (the “New Fund”), providing for the acquisition of all the assets and liabilities of the Existing Funds by the New Fund in exchange for Institutional Class shares of the New Fund; (ii) the distribution of such classes of shares of the New Fund to shareholders of the classes of the Existing Funds; and (iii) the liquidation and termination of the Existing Funds	☐	☐	☐

2.	Any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

You may have received more than one proxy card due to multiple investments in the Trust.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 7, 2023

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING
ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/CANTORFBP

STATEMENT OF ADDITIONAL INFORMATION

May 26, 2023

FOR THE REORGANIZATION OF

Cantor FBP Equity & Dividend Plus Fund and

Cantor FBP Appreciation & Income Opportunities Fund
each a series of Williamsburg Investment Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

1-866-738-1127
____________________

IN EXCHANGE FOR INSTITUTIONAL CLASS SHARES OF

Cantor FBP Equity & Dividend Plus Fund
a series of Cantor Select Portfolios Trust

110 E. 59th Street
New York, NY 10022

1-866-738-1127

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated, May 26, 2023, for the Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund (each an “Existing Fund”, and collectively, the “Existing Funds”), each a series of Williamsburg Investment Trust (“WIT”), and the Cantor FBP Equity & Dividend Plus Fund (the “New Fund”), a series of Cantor Select Portfolios Trust (the “New Trust”) with respect to an Agreement and Plan of Reorganization (the “Reorganization Agreement”), by and between WIT, on behalf of each Existing Fund, and the New Trust, on behalf of the New Fund. Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling 1-866-738-1127.Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

The proposed transaction will result in: (i) the transfer of all of the assets and liabilities of each Existing Funds’ shares in exchange for Institution Class shares of the New Fund; and (ii) the distribution of Institutional Class shares of the New Fund so received to shareholders of each Existing Fund (the “Reorganizations”).

Under the Reorganizations, each Existing Fund is proposed to be reorganized into the New Fund. Pro forma financial information has not been prepared for the Reorganizations because each Existing Fund will be reorganized into a newly- organized New Fund with no assets and liabilities that will commence investment operations upon completion of the Reorganizations and continue the operations of the Cantor FBP Equity & Dividend Plus Fund. The Reorganizations will not result in any change in accounting policies for the Existing Funds.

Further information about each Existing Fund is contained in and incorporated by reference to the Statement of Additional Information for each Existing Fund dated August 1, 2022 (File No. 811-05685). The audited financial statements and related independent registered public accountants’ report for each Existing Fund contained in the Annual Report to Shareholders for the fiscal year ending March 31, 2022 and the unaudited financial statements for each Existing Fund contained in the Semi-Annual Report for fiscal period ended September 30, 2022 (File No. 811-05685) are incorporated herein by reference. Copies are available upon request and without charge by calling 1-866-738-1127 or visit the Existing Funds’ website www.fbpfunds.com. Further information about the New Fund is contained in and incorporated by reference to the Statement of Additional Information for the New Fund dated April 17, 2023 (File No. 333-262101). Copies are available upon request and without charge by calling 800 523-1918 or at www.sec.gov. The New Fund has not yet commenced operations, so it has not yet produced shareholder reports.

PART C
OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

Article VII, Section 3 of the Agreement and Declaration of Trust incorporated herein by reference to Registrant’s registration statement on Form N-1A (“Registration Statement”) filed on January 11, 2022.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS.

(1)	Amended and Restated Declaration of Trust (“Trust Instrument”), is incorporated herein by reference to the Registration Statement on Form N-14 (the “N-14”) filed on June 15, 2022.
(2)	By-Laws are incorporated herein by reference to the Registration Statement filed on January 11, 2022.
(3)	Voting Trust Agreements. None.
(4)	Form of Agreement and Plan of Reorganization of Registrant (incorporated herein as Exhibit A).
(5)	Articles III, V, and VI of the Trust Instrument define the rights of holders of the securities being registered and are incorporated herein by reference to the Registration Statement filed on January 11, 2022.
(6)	(a) Investment Advisory Agreement between Registrant and Cantor Fitzgerald Investment Advisors, L.P. with respect to Cantor FBP Equity & Dividend Plus Fund is incorporated herein by reference to Post-Effective Amendment 3 to the Registration Statement filed on April 17, 2023.
(7)	Distribution Agreement is incorporated herein by reference to Post-Effective Amendment 3 to the Registration Statement filed on April 22, 2022.
(8)	Bonus or Profit Sharing Contracts. None.
(9)	Custody Agreement is incorporated herein by reference to Post-Effective Amendment 3 to the Registration Statement filed on April 22, 2022.
(10)

(a) 12b-1 Plan of the Registrant with respect to Class A shares is incorporated herein by reference to Post-Effective Amendment 3 to the Registration Statement filed on April 17, 2023.

(b) 18f-3 Plan of the Registrant is incorporated herein by reference to Post-Effective Amendment 3 to the Registration Statement filed on April 17, 2023.

(11)

(a) Opinion and Consent of Counsel are incorporated herein by reference to Pre-Effective Amendment 1 to the Registration Statement filed on May 24, 2023.

(b) Opinion and Consent of Counsel is filed herewith.

(12)	Opinion and Consent of Counsel regarding tax matters. Form of Opinion and Consent of Counsel as to tax matters and consequences to shareholders is incorporated herein by reference to Pre-Effective Amendment 1 to the Registration Statement filed on May 24, 2023.

(13)

(a)       Master Services Agreement between the Registrant and Ultimus Trust Solutions, LLC is incorporated herein by reference to Post-Effective Amendment 3 to the Registration Statement filed on April 22, 2022.

(b) Expense Limitation Agreement between the Registrant, with Respect to Cantor FBP Equity & Dividend Plus Fund is incorporated herein by reference to Pre-Effective Amendment 3 to the Registration Statement filed on April 17, 2023.

(14)	Consent of Independent Registered Public Accounting Firm is incorporated herein by reference to Pre-Effective Amendment 1 to the Registration Statement filed on May 24, 2023.
(15)	Omitted Financial Statements. None.
(16)	Powers of Attorney are incorporated herein by reference to Pre-Effective Amendment 1 to the Registration Statement filed on May 24, 2023 .
(17)

(a)       Prospectus and Statement of Additional Information for each Existing Fund, dated August 1, 2022 are incorporated by reference.

(b)       Prospectus and Statement of Additional Information for the New Fund, dated April 17, 2023 are incorporated by reference.

(c)       Annual Report to Shareholders for the fiscal year ended March 31, 2022, for each Existing Fund is incorporated by reference.

(d)       Semi-Annual Report to Shareholders for the fiscal period ended September 30, 2022, for each Existing Fund is incorporated by reference.

ITEM 17. UNDERTAKINGS.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(ii)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(iii)	The undersigned Registrant agrees to file a final version of Exhibit (12) – Opinion and Consent of Counsel as to tax matters and consequences to shareholders will be filed in a POSX within a reasonable period of time following the closing date.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Cantor Select Portfolios Trust, and has duly caused this Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in Atlanta, Georgia, on May 26, 2023.

Cantor Select Portfolios Trust

By:	/s/ Tanya Boyle
Name: Tanya Boyle
Title: Attorney-in-Fact * Pursuant to Powers of Attorney

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates.

Name	Title	Date
William Ferri *	Trustee, Chairman, President, & Principal Executive Officer	May 26, 2023
Douglas Barnard *	Trustee	May 26, 2023
Ramona Heine *	Trustee	May 26, 2023
Louis Zurita *	Trustee	May 26, 2023
Zachary Richmond *	Treasurer, Principal Financial Officer, and Principal Accounting Officer	May 26, 2023

*	Affixed by Tanya Boyle

Attorney-in-Fact - Pursuant to Powers of Attorney previously filed.